Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, some of the factors are the increase in interest rates and inflation and the continuing effect of the COVID-19 pandemic on our business, financial condition, results of operations, cash flows, operating performance and the effect that these factors have had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part I of our Annual Report on Form 10-K for the year ended December 31, 2022. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this supplemental package on page i in the Appendix.

This supplemental package should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s Supplemental Operating and Financial Data package for the quarter and year ended December 31, 2022, both of which can be accessed at the Company’s website www.vno.com.

BUSINESS DEVELOPMENTS
350 Park Avenue
On January 24, 2023, we and the Rudin family (“Rudin”) completed agreements with Citadel Enterprise Americas LLC (“Citadel”) and with an affiliate of Kenneth C. Griffin, Citadel’s Founder and CEO (“KG”), for a series of transactions relating to 350 Park Avenue and 40 East 52nd Street.
Citadel will master lease 350 Park Avenue, a 585,000 square foot Manhattan office building, on an “as is” basis for ten years, with an initial annual net rent of $36,000,000. Per the terms of the lease, no tenant allowance or free rent is being provided. Citadel will also master lease Rudin’s adjacent property at 40 East 52nd Street (390,000 square feet).
In addition, we have entered into a joint venture with Rudin (“Vornado/Rudin”) to purchase 39 East 51st Street for $40,000,000 and, upon formation of the KG joint venture described below, will combine that property with 350 Park Avenue and 40 East 52nd Street to create a premier development site (collectively, the “Site”).
From October 2024 to June 2030, KG will have the option to either:
•acquire a 60% interest in a joint venture with Vornado/Rudin that would value the Site at $1.2 billion ($900,000,000 to Vornado and $300,000,000 to Rudin) and build a new 1,700,000 square foot office tower (the “Project”) pursuant to East Midtown Subdistrict zoning with Vornado/Rudin as developer. KG would own 60% of the joint venture and Vornado/Rudin would own 40% (with Vornado owning 36% and Rudin owning 4% of the joint venture along with a $250,000,000 preferred equity interest in the Vornado/Rudin joint venture).
◦at the joint venture formation, Citadel or its affiliates will execute a pre-negotiated 15-year anchor lease with renewal options for approximately 850,000 square feet (with expansion and contraction rights) at the Project for its primary office in New York City;
◦the rent for Citadel’s space will be determined by a formula based on a percentage return (that adjusts based on the actual cost of capital) on the total Project cost;
◦the master leases will terminate at the scheduled commencement of demolition;
•or, exercise an option to purchase the Site for $1.4 billion ($1.085 billion to Vornado and $315,000,000 to Rudin), in which case Vornado/Rudin would not participate in the new development.
The parties intend to immediately commence design of the project and process approvals.
Further, Vornado/Rudin will have the option from October 2024 to September 2030 to put the Site to KG for $1.2 billion ($900,000,000 to Vornado and $300,000,000 to Rudin). For ten years following any put option closing, unless the put option is exercised in response to KG’s request to form the joint venture or KG makes a $200,000,000 termination payment, Vornado/Rudin will have the right to invest in a joint venture with KG on the terms described above if KG proceeds with development of the Site.
The operating and financial metrics presented in this supplemental package for the quarter and year ended December 31, 2022 do not reflect the impact of Citadel’s master lease of 350 Park Avenue described above as the transaction closed in the first quarter of 2023.
Dividend
On January 18, 2023, Vornado’s Board of Trustees declared a reduced quarterly dividend of $0.375 per share.
Disposition Activity
220 Central Park South ("220 CPS")
During the three months ended December 31, 2022, we closed on the sale of two condominium units and ancillary amenities at 220 CPS for net proceeds of $71,895,000 resulting in a financial statement net gain of $34,844,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $5,071,000 of income tax expense was recognized on our consolidated statements of income. During the year ended December 31, 2022, we closed on the sale of three condominium units and ancillary amenities at 220 CPS for net proceeds of $88,019,000 resulting in a financial statement net gain of $41,874,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $6,016,000 of income tax expense was recognized on our consolidated statements of income. From inception to December 31, 2022, we have closed on the sale of 109 units and ancillary amenities for net proceeds of $3,094,915,000 resulting in financial statement net gains of $1,159,129,000. As of December 31, 2022, we are 97% sold.
SoHo Properties
On January 13, 2022, we sold two Manhattan retail properties located at 478-482 Broadway and 155 Spring Street for $84,500,000 and realized net proceeds of $81,399,000. In connection with the sale, we recognized a net gain of $551,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income.

BUSINESS DEVELOPMENTS
Disposition Activity - continued
Center Building (33-00 Northern Boulevard)
On June 17, 2022, we sold the Center Building, an eight-story 498,000 square foot office building located at 33‑00 Northern Boulevard in Long Island City, New York, for $172,750,000. We realized net proceeds of $58,946,000 after repayment of the existing $100,000,000 mortgage loan and closing costs. In connection with the sale, we recognized a net gain of $15,213,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income.
484-486 Broadway
On December 15, 2022, we sold 484-486 Broadway, a 30,000 square foot retail and residential building for $23,520,000, and realized net proceeds of $22,430,000. In connection with the sale, we recognized a net gain of $2,919,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income.
40 Fulton Street
On December 21, 2022, we sold 40 Fulton Street, a 251,000 square foot Manhattan office and retail building, for $101,000,000, and realized net proceeds of $96,566,000. In connection with the sale, we recognized a net gain of $31,876,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income.
Financing Activity
100 West 33rd Street
On June 15, 2022, we completed a $480,000,000 refinancing of 100 West 33rd Street, a 1.1 million square foot building comprised of 859,000 square feet of office space and 255,000 square feet of retail space. The interest-only loan bears a rate of SOFR plus 1.65% (5.96% as of December 31, 2022) through March 2024, increasing to SOFR plus 1.85% thereafter. The interest rate on the loan was swapped to a fixed rate of 5.06% through March 2024, and 5.26% through June 2027. The loan matures in June 2027, with two one-year extension options subject to debt service coverage ratio and loan-to-value tests. The loan replaces the previous $580,000,000 loan that bore interest at LIBOR plus 1.55% and was scheduled to mature in April 2024.
770 Broadway
On June 28, 2022, we completed a $700,000,000 refinancing of 770 Broadway, a 1.2 million square foot Class A Manhattan office building. The interest-only loan bears a rate of SOFR plus 2.25% (6.48% as of December 31, 2022) and matures in July 2024 with three one-year extension options (July 2027 as fully extended). The interest rate on the loan was swapped to a fixed rate of 4.98% through July 2027. The loan replaces the previous $700,000,000 loan that bore interest at SOFR plus 1.86% and was scheduled to mature in July 2022.
Unsecured Revolving Credit Facility
On June 30, 2022, we amended and extended one of our two revolving credit facilities. The $1.25 billion amended facility bears interest at a rate of SOFR plus 1.15% (5.47% as of December 31, 2022). The term of the facility was extended from March 2024 to December 2027, as fully extended. The facility fee is 25 basis points. On August 16, 2022, the interest rate on the $575,000,000 drawn on the facility was swapped to a fixed interest rate of 3.88% through August 2027. Our other $1.25 billion revolving credit facility matures in April 2026, as fully extended, and bears a rate of SOFR plus 1.19% with a facility fee of 25 basis points.
Unsecured Term Loan
On June 30, 2022, we extended our $800,000,000 unsecured term loan from February 2024 to December 2027. The extended loan bears interest at a rate of SOFR plus 1.30% (5.62% as of December 31, 2022) and is currently swapped to a fixed rate of 4.05%.
330 West 34th Street land owner joint venture
On August 18, 2022, the joint venture that owns the fee interest in the 330 West 34th Street land, in which we have a 34.8% interest, completed a $100,000,000 refinancing. The interest-only loan bears interest at a fixed rate of 4.55% and matures in September 2032. In connection with the refinancing, we realized net proceeds of $10,500,000. The loan replaces the previous $50,150,000 loan that bore interest at a fixed rate of 5.71%.

BUSINESS DEVELOPMENTS
Financing Activity - continued
697-703 Fifth Avenue (Fifth Avenue and Times Square JV)
On December 21, 2022, the 697-703 Fifth Avenue $450,000,000 non-recourse mortgage loan matured and was not repaid, at which time the lenders declared an event of default. During December 2022, $29,000,000 of property-level funds were applied by the lenders against the principal balance resulting in a $421,000,000 loan balance as of December 31, 2022. The loan bears default interest at the Prime Rate plus 1.00% (8.50% as of December 31, 2022). The Fifth Avenue and Times Square JV is in negotiations with the lenders regarding a restructuring but there can be no assurance as to the timing and ultimate resolution of these negotiations. We do not believe that the resolution of these negotiations will result in further impairment losses on our investment in the Fifth Avenue and Times Square JV.
Interest Rate Hedging Activities
During the year ended December 31, 2022, we entered into $2.0 billion of interest rate swap arrangements and extended a $500,000,000 interest rate swap arrangement, reducing our variable rate debt at share as a percentage of our total debt at share to 27% from 47% (excluding our participation in the 150 West 34th Street mortgage loan which was repaid on January 9, 2023). The exposure to LIBOR/SOFR index increases on our $2.8 billion of unswapped variable rate debt is partially mitigated over the next year by $2.2 billion of interest rate caps and by an increase in interest income on our cash, cash equivalents, restricted cash and investments in U.S. Treasury bills. See page 34 for further detail on our interest rate swap and cap arrangements.
The table below presents the interest rate swap arrangements entered into during the year ended December 31, 2022.

(Amounts in thousands)	Notional Amount	All-In Swapped Rate	Swap Expiration Date	Variable Rate Spread
770 Broadway mortgage loan	$700,000	4.98%	07/27	S+225
Unsecured revolving credit facility	575,000	3.88%	08/27	S+115
Unsecured term loan(1)	50,000	4.04%	08/27	S+130
Unsecured term loan (effective 10/23)(1)	500,000	4.39%	10/26	S+130
100 West 33rd Street mortgage loan	480,000	5.06%	06/27	S+165
888 Seventh Avenue mortgage loan(2)	200,000	4.76%	09/27	S+180
____________________
(1)On February 7, 2023, we entered into a forward interest rate swap arrangement for $150,000 of the $800,000 unsecured term loan. The unsecured term loan, which matures in December 2027, is subject to various interest rate swap arrangements through August 2027, see below for details:

	Swapped Balance	All-In Swapped Rate	Unswapped Balance (bears interest at S+130)
Through 10/23	$800,000	4.05%	$—
10/23 through 7/25	700,000	4.53%	100,000
7/25 through 10/26	550,000	4.36%	250,000
10/26 through 8/27	50,000	4.04%	750,000
(2)The remaining $77,800 amortizing mortgage loan balance bears interest at a floating rate of SOFR plus 1.80%

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended				For the Year Ended December 31,
	December 31,			September 30, 2022
	2022		2021		2022		2021
Total revenues	$446,940		$421,080	$457,431	$1,799,995		$1,589,210

Net (loss) income attributable to common shareholders	$(493,280)	(1)	$11,269	$7,769	$(408,615)	(1)	$101,086
Per common share:
Basic	$(2.57)	(1)	$0.06	$0.04	$(2.13)	(1)	$0.53
Diluted	$(2.57)	(1)	$0.06	$0.04	$(2.13)	(1)	$0.53

Net income attributable to common shareholders, as adjusted (non-GAAP)	$19,954		$22,977	$37,429	$126,468		$88,153
Per diluted share (non-GAAP)	$0.10		$0.12	$0.19	$0.66		$0.46

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$139,041		$156,130	$157,350	$608,892		$549,863
Per diluted share (non-GAAP)	$0.72		$0.81	$0.81	$3.15		$2.86

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$176,465		$141,017	$152,461	$638,928		$571,074
FFO - Operating Partnership ("OP") basis (non-GAAP)	$189,572		$151,071	$163,769	$686,349		$611,262
Per diluted share (non-GAAP)	$0.91		$0.73	$0.79	$3.30		$2.97

Dividends per common share	$0.53		$0.53	$0.53	$2.12		$2.12

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	73.6%		65.4%	65.4%	67.3%		74.1%
FAD payout ratio	93.0%		89.8%	80.3%	81.9%		93.8%

Weighted average common shares outstanding (REIT basis)	191,831		191,679	191,793	191,775		191,551
Convertible units:
Class A units	13,615		13,245	13,617	13,540		13,177
Convertible securities(2)	2,182		25	1,790	1,545		26
Share based payment awards	381		810	502	604		916
Weighted average common shares outstanding used in calculation of FFO per diluted share (OP basis)	208,009		205,759	207,702	207,464		205,670
______________________
(1)Net loss attributable to common shareholders for the quarter and year ended December 31, 2022 includes $595,488 of non-cash impairment charges, of which $483,037 relates to Vornado’s common equity investment in the Fifth Avenue and Times Square joint venture (“Retail JV”). By way of background, in April 2019, we recognized a $2.559 billion gain upon the transfer of seven properties to the Retail JV, which included a GAAP required write-up to fair value of its retained interest in the properties. The $483,037 impairment charge recognized this quarter together with the $409,060 impairment charge previously recognized in 2020, effectively reverse a portion of the $2.559 billion gain attributable to the 2019 required write-up.
(2)On January 1, 2022, we adopted Accounting Standards Update 2020-06, which requires us to include our Series D-13 cumulative redeemable preferred units and Series G-1 through G-4 convertible preferred units in our dilutive earnings per share calculations, if the effect is dilutive.
Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q4 2022 VS. Q4 2021 (unaudited)
(Amounts in millions, except per share amounts)

	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended December 31, 2021	$156.1	$0.81

(Decrease) increase in FFO, as adjusted due to:
Increase in interest expense, net of increase in interest income	(29.6)
Rent commencement and other tenant related items	11.7
Prior period accrual adjustments related to theMART property tax expense	8.1
Straight-line impact of PENN 1 2023 estimated ground rent reset	(5.7)
Other, net	(1.3)
	(16.8)
Noncontrolling interests' share of above items and impact of assumed conversions of convertible securities	(0.3)
Net decrease	(17.1)	(0.09)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended December 31, 2022	$139.0	$0.72

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of December 31,		Increase (Decrease)
	2022	2021
ASSETS
Real estate, at cost:
Land	$2,451,828	$2,540,193	$(88,365)
Buildings and improvements	9,804,204	9,839,166	(34,962)
Development costs and construction in progress	933,334	718,694	214,640
Leasehold improvements and equipment	125,389	119,792	5,597
Total	13,314,755	13,217,845	96,910
Less accumulated depreciation and amortization	(3,470,991)	(3,376,347)	(94,644)
Real estate, net	9,843,764	9,841,498	2,266
Right-of-use assets	684,380	337,197	347,183	(1)
Cash, cash equivalents, restricted cash and investments in U.S. Treasury bills:
Cash and cash equivalents	889,689	1,760,225	(870,536)
Restricted cash	131,468	170,126	(38,658)
Investments in U.S. Treasury bills	471,962	—	471,962
Total	1,493,119	1,930,351	(437,232)
Tenant and other receivables	81,170	79,661	1,509
Investments in partially owned entities	2,665,073	3,297,389	(632,316)
Real estate fund investments	—	7,730	(7,730)
220 CPS condominium units ready for sale	43,599	57,142	(13,543)
Receivable arising from the straight-lining of rents	694,972	656,318	38,654
Deferred leasing costs, net	373,555	391,693	(18,138)
Identified intangible assets, net	139,638	154,895	(15,257)
Other assets	474,105	512,714	(38,609)
Total assets	$16,493,375	$17,266,588	$(773,213)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$5,829,018	$6,053,343	$(224,325)
Senior unsecured notes, net	1,191,832	1,189,792	2,040
Unsecured term loan, net	793,193	797,812	(4,619)
Unsecured revolving credit facilities	575,000	575,000	—
Lease liabilities	735,969	370,206	365,763	(1)
Accounts payable and accrued expenses	450,881	613,497	(162,616)
Deferred revenue	39,882	48,118	(8,236)
Deferred compensation plan	96,322	110,174	(13,852)
Other liabilities	268,166	304,725	(36,559)
Total liabilities	9,980,263	10,062,667	(82,404)
Redeemable noncontrolling interests	436,732	688,683	(251,951)
Shareholders' equity	5,839,728	6,236,346	(396,618)
Noncontrolling interests in consolidated subsidiaries	236,652	278,892	(42,240)
Total liabilities, redeemable noncontrolling interests and equity	$16,493,375	$17,266,588	$(773,213)
________________________________
(1)In January 2022, we exercised a 25-year renewal option on our PENN 1 ground lease extending the term through June 2073. As a result of the exercise, we remeasured the related ground lease liability to include the 25-year extension option and recorded an estimated incremental right-of-use asset and lease liability of approximately $350,000.

CONSOLIDATED NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	December 31,			September 30, 2022
	2022	2021	Variance
Property rentals(1)	$354,453	$336,958	$17,495	$356,783
Tenant expense reimbursements(1)	39,879	35,140	4,739	41,821
Amortization of acquired below-market leases, net	1,390	1,310	80	1,384
Straight-lining of rents	342	3,007	(2,665)	9,156
Total rental revenues	396,064	376,415	19,649	409,144
Fee and other income:
Building Maintenance Services ("BMS") cleaning fees	35,921	32,393	3,528	35,062
Management and leasing fees	2,872	774	2,098	2,532
Other income	12,083	11,498	585	10,693
Total revenues	446,940	421,080	25,860	457,431
Operating expenses	(213,477)	(202,717)	(10,760)	(221,596)
Depreciation and amortization	(133,871)	(126,349)	(7,522)	(134,526)
General and administrative	(31,439)	(34,204)	2,765	(29,174)
(Expense) benefit from deferred compensation plan liability	(521)	(2,425)	1,904	600
Impairment losses, transaction related costs and other	(26,761)	(3,185)	(23,576)	(996)
Total expenses	(406,069)	(368,880)	(37,189)	(385,692)
(Loss) income from partially owned entities	(545,126)	43,749	(588,875)	24,341
(Loss) income from real estate fund investments	(1,880)	5,959	(7,839)	(111)
Interest and other investment income, net	10,587	918	9,669	5,228
Income (loss) from deferred compensation plan assets	521	2,425	(1,904)	(600)
Interest and debt expense	(88,242)	(78,192)	(10,050)	(76,774)
Net gains on disposition of wholly owned and partially owned assets	65,241	14,959	50,282	—
(Loss) income before income taxes	(518,028)	42,018	(560,046)	23,823
Income tax expense	(6,974)	(10,055)	3,081	(3,711)
Net (loss) income	(525,002)	31,963	(556,965)	20,112
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	10,493	(3,691)	14,184	3,792
Operating Partnership	36,758	(857)	37,615	(606)
Net (loss) income attributable to Vornado	(477,751)	27,415	(505,166)	23,298
Preferred share dividends	(15,529)	(16,146)	617	(15,529)
Net (loss) income attributable to common shareholders	$(493,280)	$11,269	$(504,549)	$7,769

Capitalized expenditures:
Development payroll	$3,838	$2,815	$1,023	$3,269
Interest and debt expense	6,990	6,535	455	4,874
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

CONSOLIDATED NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Year Ended December 31,
	2022	2021	Variance
Property rentals(1)	$1,388,202	$1,271,643	$116,559
Tenant expense reimbursements(1)	168,128	152,283	15,845
Amortization of acquired below-market leases, net	5,178	9,249	(4,071)
Straight-lining of rents	46,177	(8,644)	54,821
Total rental revenues	1,607,685	1,424,531	183,154
Fee and other income:
BMS cleaning fees	137,673	119,780	17,893
Management and leasing fees	11,039	11,725	(686)
Other income	43,598	33,174	10,424
Total revenues	1,799,995	1,589,210	210,785
Operating expenses	(873,911)	(797,315)	(76,596)
Depreciation and amortization	(504,502)	(412,347)	(92,155)
General and administrative	(133,731)	(134,545)	814
Benefit (expense) from deferred compensation plan liability	9,617	(9,847)	19,464
Impairment losses, transaction related costs and other	(31,722)	(13,815)	(17,907)
Total expenses	(1,534,249)	(1,367,869)	(166,380)
(Loss) income from partially owned entities	(461,351)	130,517	(591,868)
Income from real estate fund investments	3,541	11,066	(7,525)
Interest and other investment income, net	19,869	4,612	15,257
(Loss) income from deferred compensation plan assets	(9,617)	9,847	(19,464)
Interest and debt expense	(279,765)	(231,096)	(48,669)
Net gains on disposition of wholly owned and partially owned assets	100,625	50,770	49,855
(Loss) income before income taxes	(360,952)	197,057	(558,009)
Income tax (expense) benefit	(21,660)	10,496	(32,156)
Net (loss) income	(382,612)	207,553	(590,165)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	5,737	(24,014)	29,751
Operating Partnership	30,376	(7,540)	37,916
Net (loss) income attributable to Vornado	(346,499)	175,999	(522,498)
Preferred share dividends	(62,116)	(65,880)	3,764
Series K preferred share issuance costs	—	(9,033)	9,033
Net (loss) income attributable to common shareholders	$(408,615)	$101,086	$(509,701)

Capitalized expenditures:
Development payroll	$12,216	$10,932	$1,284
Interest and debt expense	19,085	38,320	(19,235)
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended December 31, 2022
	Total	New York	Other
Property rentals(1)	$354,453	$286,279	$68,174
Tenant expense reimbursements(1)	39,879	31,727	8,152
Amortization of acquired below-market leases, net	1,390	1,221	169
Straight-lining of rents	342	2,738	(2,396)
Total rental revenues	396,064	321,965	74,099
Fee and other income:
BMS cleaning fees	35,921	38,242	(2,321)
Management and leasing fees	2,872	3,072	(200)
Other income	12,083	3,420	8,663
Total revenues	446,940	366,699	80,241
Operating expenses	(213,477)	(179,910)	(33,567)
Depreciation and amortization	(133,871)	(111,042)	(22,829)
General and administrative	(31,439)	(11,414)	(20,025)
Expense from deferred compensation plan liability	(521)	—	(521)
Impairment losses, transaction related costs and other	(26,761)	(19,209)	(7,552)
Total expenses	(406,069)	(321,575)	(84,494)
(Loss) income from partially owned entities	(545,126)	(563,414)	18,288
Loss from real estate fund investments	(1,880)	—	(1,880)
Interest and other investment income, net	10,587	2,915	7,672
Income from deferred compensation plan assets	521	—	521
Interest and debt expense	(88,242)	(43,053)	(45,189)
Net gains on disposition of wholly owned and partially owned assets	65,241	34,585	30,656
(Loss) income before income taxes	(518,028)	(523,843)	5,815
Income tax expense	(6,974)	(1,396)	(5,578)
Net (loss) income	(525,002)	(525,239)	237
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	10,493	7,018	3,475
Net (loss) income attributable to Vornado Realty L.P.	(514,509)	$(518,221)	$3,712
Less net loss attributable to noncontrolling interests in the Operating Partnership	36,787
Preferred unit distributions	(15,558)
Net loss attributable to common shareholders	$(493,280)
For the three months ended December 31, 2021
Net income attributable to Vornado Realty L.P.	$28,272	$60,548	$(32,276)
Net income attributable to common shareholders	$11,269
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Year Ended December 31, 2022
	Total	New York	Other
Property rentals(1)	$1,388,202	$1,096,896	$291,306
Tenant expense reimbursements(1)	168,128	126,582	41,546
Amortization of acquired below-market leases, net	5,178	4,530	648
Straight-lining of rents	46,177	52,173	(5,996)
Total rental revenues	1,607,685	1,280,181	327,504
Fee and other income:
BMS cleaning fees	137,673	146,530	(8,857)
Management and leasing fees	11,039	11,645	(606)
Other income	43,598	11,086	32,512
Total revenues	1,799,995	1,449,442	350,553
Operating expenses	(873,911)	(716,148)	(157,763)
Depreciation and amortization	(504,502)	(413,491)	(91,011)
General and administrative	(133,731)	(46,326)	(87,405)
Benefit from deferred compensation plan liability	9,617	—	9,617
Impairment losses, transaction related costs and other	(31,722)	(20,318)	(11,404)
Total expenses	(1,534,249)	(1,196,283)	(337,966)
(Loss) income from partially owned entities	(461,351)	(486,177)	24,826
Income from real estate fund investments	3,541	—	3,541
Interest and other investment income, net	19,869	4,695	15,174
Loss from deferred compensation plan assets	(9,617)	—	(9,617)
Interest and debt expense	(279,765)	(134,072)	(145,693)
Net gains on disposition of wholly owned and partially owned assets	100,625	62,939	37,686
Loss before income taxes	(360,952)	(299,456)	(61,496)
Income tax expense	(21,660)	(4,001)	(17,659)
Net loss	(382,612)	(303,457)	(79,155)
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	5,737	5,431	306
Net loss attributable to Vornado Realty L.P.	(376,875)	$(298,026)	$(78,849)
Less net loss attributable to noncontrolling interests in the Operating Partnership	30,491
Preferred unit distributions	(62,231)
Net loss attributable to common shareholders	$(408,615)
For the year ended December 31, 2021
Net income attributable to Vornado Realty L.P.	$183,539	$252,573	$(69,034)
Net income attributable to common shareholders	$101,086
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended December 31, 2022
	Total	New York	Other
Total revenues	$446,940	$366,699	$80,241
Operating expenses	(213,477)	(179,910)	(33,567)
NOI - consolidated	233,463	186,789	46,674
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(18,929)	(12,858)	(6,071)
Add: Our share of NOI from partially owned entities	77,221	74,664	2,557
NOI at share	291,755	248,595	43,160
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(2,156)	(4,883)	2,727
NOI at share - cash basis	$289,599	$243,712	$45,887

	For the Three Months Ended December 31, 2021
	Total	New York	Other
Total revenues	$421,080	$335,841	$85,239
Operating expenses	(202,717)	(158,092)	(44,625)
NOI - consolidated	218,363	177,749	40,614
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(19,164)	(12,139)	(7,025)
Add: Our share of NOI from partially owned entities	79,223	76,329	2,894
NOI at share	278,422	241,939	36,483
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(252)	(1,539)	1,287
NOI at share - cash basis	$278,170	$240,400	$37,770

	For the Three Months Ended September 30, 2022
	Total	New York	Other
Total revenues	$457,431	$360,033	$97,398
Operating expenses	(221,596)	(182,131)	(39,465)
NOI - consolidated	235,835	177,902	57,933
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(14,766)	(8,691)	(6,075)
Add: Our share of NOI from partially owned entities	76,020	71,943	4,077
NOI at share	297,089	241,154	55,935
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(1,419)	(3,462)	2,043
NOI at share - cash basis	$295,670	$237,692	$57,978
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(unaudited and in thousands)

	For the Year Ended December 31, 2022
	Total	New York	Other
Total revenues	$1,799,995	$1,449,442	$350,553
Operating expenses	(873,911)	(716,148)	(157,763)
NOI - consolidated	926,084	733,294	192,790
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(70,029)	(45,566)	(24,463)
Add: Our share of NOI from partially owned entities	305,993	293,780	12,213
NOI at share	1,162,048	981,508	180,540
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(10,980)	(18,509)	7,529
NOI at share - cash basis	$1,151,068	$962,999	$188,069

	For the Year Ended December 31, 2021
	Total	New York	Other
Total revenues	$1,589,210	$1,257,599	$331,611
Operating expenses	(797,315)	(626,386)	(170,929)
NOI - consolidated	791,895	631,213	160,682
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(69,385)	(38,980)	(30,405)
Add: Our share of NOI from partially owned entities	310,858	300,721	10,137
NOI at share	1,033,368	892,954	140,414
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	1,318	(1,188)	2,506
NOI at share - cash basis	$1,034,686	$891,766	$142,920
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT AND SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2022
	2022	2021		2022	2021
NOI at share:
New York:
Office(1)	$184,045	$179,929	$174,790	$718,686	$677,167
Retail	50,083	48,365	52,127	205,753	173,363
Residential	4,978	4,894	4,598	19,600	17,783
Alexander's Inc. ("Alexander's")	9,489	8,751	9,639	37,469	37,318
Hotel Pennsylvania(2)	—	—	—	—	(12,677)
Total New York	248,595	241,939	241,154	981,508	892,954
Other:
theMART(3)	21,276	15,959	35,769	96,906	58,909
555 California Street	16,641	16,596	16,092	65,692	64,826
Other investments	5,243	3,928	4,074	17,942	16,679
Total Other	43,160	36,483	55,935	180,540	140,414
NOI at share	$291,755	$278,422	$297,089	$1,162,048	$1,033,368

NOI at share - cash basis:
New York:
Office(1)	$182,648	$181,568	$174,606	$715,407	$686,507
Retail	46,168	44,536	48,096	188,846	160,801
Residential	4,660	4,758	4,556	18,214	16,656
Alexander's	10,236	9,538	10,434	40,532	40,525
Hotel Pennsylvania(2)	—	—	—	—	(12,723)
Total New York	243,712	240,400	237,692	962,999	891,766
Other:
theMART(3)	23,163	18,413	36,772	101,912	64,389
555 California Street	17,672	15,128	16,926	67,813	60,680
Other investments	5,052	4,229	4,280	18,344	17,851
Total Other	45,887	37,770	57,978	188,069	142,920
NOI at share - cash basis	$289,599	$278,170	$295,670	$1,151,068	$1,034,686
________________________________
(1)Includes BMS NOI of $8,305, $6,918, $7,043, $27,598 and $26,344, respectively, for the three months ended December 31, 2022 and 2021 and September 30, 2022 and the years ended December 31, 2022 and 2021.
(2)On April 5, 2021, we permanently closed the Hotel Pennsylvania. Beginning in the third quarter of 2021, we commenced capitalization of carrying costs in connection with our development of the Hotel Pennsylvania site.
(3)2022 includes the impact of prior period accrual adjustments related to (i) a property tax reassessment recognized in the third quarter and (ii) a change in the property tax rate recognized in the fourth quarter. 2022 also includes an increase in tradeshow activity compared to the prior year.

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York	theMART(2)	555 California Street
Same store NOI at share % increase (decrease)(1):
Three months ended December 31, 2022 compared to December 31, 2021	6.3%	5.0%	32.1%	0.3%
Year ended December 31, 2022 compared to December 31, 2021	7.1%	3.5%	64.2%	2.7%
Three months ended December 31, 2022 compared to September 30, 2022	(0.8)%	5.6%	(41.1)%	3.4%

Same store NOI at share - cash basis % increase (decrease)(1):
Three months ended December 31, 2022 compared to December 31, 2021	7.9%	5.9%	24.7%	16.8%
Year ended December 31, 2022 compared to December 31, 2021	9.0%	5.0%	58.0%	13.3%
Three months ended December 31, 2022 compared to September 30, 2022	(0.9)%	4.8%	(37.6)%	4.4%
________________________________
(1)See pages viii through xiii in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.
(2)2022 includes the impact of prior period accrual adjustments related to (i) a property tax reassessment recognized in the third quarter and (ii) a change in the property tax rate recognized in the fourth quarter. 2022 also includes an increase in tradeshow activity compared to the prior year.

PENN DISTRICT
ACTIVE DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF DECEMBER 31, 2022 (unaudited)
(Amounts in thousands of dollars, except square feet)
		Property Rentable Sq. Ft.			Cash Amount Expended		Remaining Expenditures			Projected Incremental Cash Yield
Active PENN District Projects	Segment		Budget(1)						Stabilization Year
The Farley Building (95% interest)	New York	846,000	1,120,000	(2)	1,111,493	(2)	8,507	(2)	(3)	6.2%
PENN 2 - as expanded	New York	1,795,000	750,000		393,126		356,874		2025	9.5%
PENN 1 (including LIRR Concourse Retail)(4)	New York	2,546,000	450,000		375,810		74,190		N/A	13.2%	(4)(5)
Districtwide Improvements	New York	N/A	100,000		41,776		58,224		N/A	N/A
Total Active PENN District Projects			2,420,000		1,922,205		497,795			8.3%
________________________________
(1)Excluding debt and equity carry.
(2)Net of 154,000 of historic tax credit investor contributions, of which 88,000 has been funded to date (at our 95% share).
(3)Office stabilized in 2022, Retail to stabilize in 2023/2024.
(4)Property is ground leased through 2098, as fully extended. Fair market value resets occur in 2023, 2048 and 2073. The 13.2% projected return is before the ground rent reset in 2023, which may be material.
(5)Projected to be achieved as pre-redevelopment leases roll, which have an approximate average remaining term of 3.6 years.

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

FUTURE DEVELOPMENT OPPORTUNITIES - AS OF DECEMBER 31, 2022 (unaudited)

Future Opportunities	Segment	Property Zoning Sq. Ft. (at 100%)
350 Park Avenue	New York	1,389,000	(1)
Hotel Pennsylvania site(2)	New York	2,052,000
PENN District - multiple other opportunities - office/residential/retail	New York
260 Eleventh Avenue - office(3)	New York	280,000

Undeveloped Land
Rego Park III (32.4% interest)	New York	550,000
527 West Kinzie, Chicago	Other	330,000
57th Street (50% interest)	New York	150,000
Eighth Avenue and 34th Street	New York	105,000
Total undeveloped land		1,135,000
____________________
(1)Reflects entire assemblage, see page 3 for further information.
(2)We have permanently closed the Hotel Pennsylvania and plan to develop an office tower on the site. Demolition of the existing building structure commenced in the fourth quarter of 2021.
(3)The building is subject to a ground lease which expires in 2114.

There can be no assurance that the above projects will be completed, completed on schedule or within budget.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York
	Office	Retail	theMART
Three Months Ended December 31, 2022
Total square feet leased	154	20	24
Our share of square feet leased:	147	15	24
Initial rent(1)	$84.58	$284.73	$59.45
Weighted average lease term (years)	7.6	11.8	6.5
Second generation relet space:
Square feet	135	—	23
GAAP basis:
Straight-line rent(2)	$79.73	$—	$60.30
Prior straight-line rent	$68.04	$—	$65.07
Percentage increase (decrease)	17.2%	0.0%	(7.3)%
Cash basis (non-GAAP):
Initial rent(1)	$83.66	$—	$59.66
Prior escalated rent	$76.20	$—	$67.87
Percentage increase (decrease)	9.8%	0.0%	(12.1)%
Tenant improvements and leasing commissions:
Per square foot	$78.86	$318.41	$42.88
Per square foot per annum	$10.32	$26.98	$6.60
Percentage of initial rent	12.2%	9.5%	11.1%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	theMART
Year Ended December 31, 2022
Total square feet leased	894	111	299	210
Our share of square feet leased:	753	100	299	147
Initial rent(1)	$84.51	$266.25	$52.40	$96.40
Weighted average lease term (years)	8.9	11.6	7.2	5.9
Second generation relet space:
Square feet	498	42	244	135
GAAP basis:
Straight-line rent(2)	$79.62	$229.84	$49.22	$87.43
Prior straight-line rent	$73.03	$372.60	$51.72	$70.32
Percentage increase (decrease)	9.0%	(38.3)%	(4.8)%	24.3%
Cash basis (non-GAAP):
Initial rent(1)	$82.96	$257.34	$52.87	$93.50
Prior escalated rent	$78.70	$390.83	$55.91	$82.28
Percentage increase (decrease)	5.4%	(34.2)%	(5.4)%	13.6%
Tenant improvements and leasing commissions:
Per square foot	$104.93	$263.13	$75.44	$42.19
Per square foot per annum	$11.84	$22.68	$10.48	$7.15
Percentage of initial rent	14.0%	8.5%	20.0%	7.4%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Fourth Quarter 2022(2)	47,000		$1,712,000	$36.43	0.1%

	First Quarter 2023	566,000		55,434,000	97.94	4.7%
	Second Quarter 2023	154,000		12,302,000	79.88	1.0%
	Third Quarter 2023	126,000		9,832,000	78.03	0.8%
	Fourth Quarter 2023	598,000		59,815,000	100.03	5.1%
	Total 2023	1,444,000		137,383,000	95.14	11.6%
	2024	943,000		88,875,000	94.25	7.5%
	2025	699,000		57,307,000	81.98	4.9%
	2026	1,217,000		99,016,000	81.36	8.4%
	2027	1,160,000		89,200,000	76.90	7.6%
	2028	1,003,000		74,602,000	74.38	6.3%
	2029	1,161,000		94,292,000	81.22	8.0%
	2030	623,000		51,308,000	82.36	4.3%
	2031	899,000		79,770,000	88.73	6.8%
	2032	404,000		35,215,000	87.17	3.0%
	Thereafter	4,867,000	(3)	372,042,000	76.44	31.5%

Retail:	Fourth Quarter 2022(2)	16,000		$2,590,000	$161.88	1.0%

	First Quarter 2023	134,000		9,497,000	70.87	3.5%
	Second Quarter 2023	—		—	—	0.0%
	Third Quarter 2023	7,000		3,505,000	500.71	1.3%
	Fourth Quarter 2023	8,000		6,285,000	785.63	2.3%
	Total 2023	149,000		19,287,000	129.44	7.1%
	2024	133,000		22,680,000	170.53	8.4%
	2025	40,000		12,898,000	322.45	4.8%
	2026	82,000		26,076,000	318.00	9.7%
	2027	34,000		18,872,000	555.06	7.1%
	2028	27,000		13,470,000	498.89	5.0%
	2029	50,000		26,772,000	535.44	10.0%
	2030	155,000		22,645,000	146.10	8.5%
	2031	88,000		29,201,000	331.83	10.9%
	2032	55,000		28,490,000	518.00	10.6%
	Thereafter	390,000		45,463,000	116.57	16.9%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.
(3)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS (unaudited) theMART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Fourth Quarter 2022(2)	86,000	$4,463,000	$51.90	3.0%

	First Quarter 2023	29,000	2,015,000	69.48	1.3%
	Second Quarter 2023	12,000	867,000	72.25	0.6%
	Third Quarter 2023	166,000	8,601,000	51.81	5.7%
	Fourth Quarter 2023	47,000	2,721,000	57.89	1.8%
	Total 2023	254,000	14,204,000	55.92	9.4%
	2024	233,000	13,416,000	57.58	8.9%
	2025	409,000	23,652,000	58.69	15.7%
	2026	290,000	16,089,000	55.48	10.7%
	2027	191,000	10,398,000	54.44	6.9%
	2028	684,000	32,780,000	47.92	21.5%
	2029	111,000	5,369,000	48.37	3.6%
	2030	29,000	1,655,000	57.07	1.1%
	2031	294,000	13,779,000	46.87	9.1%
	2032	160,000	7,631,000	47.69	5.1%
	Thereafter	167,000	7,628,000	45.68	5.0%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Fourth Quarter 2022(2)	—	$—	$—	0.0%

	First Quarter 2023	6,000	391,000	65.17	0.4%
	Second Quarter 2023	—	—	—	0.0%
	Third Quarter 2023	—	—	—	0.0%
	Fourth Quarter 2023	—	—	—	0.0%
	Total 2023	6,000	391,000	65.17	0.4%
	2024	70,000	7,215,000	103.07	6.6%
	2025	274,000	24,684,000	90.09	22.5%
	2026	238,000	23,518,000	98.82	21.5%
	2027	65,000	6,056,000	93.17	5.5%
	2028	112,000	10,502,000	93.77	9.6%
	2029	116,000	11,098,000	95.67	10.1%
	2030	106,000	10,713,000	101.07	9.8%
	2031	—	—	—	0.0%
	2032	5,000	645,000	129.00	0.6%
	Thereafter	188,000	14,746,000	78.44	13.4%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)
	Year Ended December 31,
	2022	2021	2020
Amounts paid for capital expenditures:
Expenditures to maintain assets	$85,573	$75,133	$65,173
Tenant improvements	41,934	68,284	65,313
Leasing commissions	16,005	36,274	18,626
Recurring tenant improvements, leasing commissions and other capital expenditures	143,512	179,691	149,112
Non-recurring capital expenditures(1)	32,583	19,849	64,624
Total capital expenditures and leasing commissions	$176,095	$199,540	$213,736

	Year Ended December 31,
	2022	2021	2020
Amounts paid for development and redevelopment expenditures(2):
PENN 2	$266,676	$105,267	$76,883
The Farley Building	224,382	202,414	239,427
PENN 1	102,445	171,824	108,514
Hotel Pennsylvania site	77,965	54,280	7,606
PENN Districtwide improvements	11,096	14,116	17,066
PENN 11	10,430	418	32
220 CPS	10,186	19,351	119,763
theMART 2.0	10,130	729	—
Other	24,689	17,541	32,629
	$737,999	$585,940	$601,920
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
NEW YORK SEGMENT
(Amounts in thousands)

	Year Ended December 31,
	2022	2021	2020
Amounts paid for capital expenditures:
Expenditures to maintain assets	$60,588	$61,420	$53,543
Tenant improvements	27,862	59,522	52,763
Leasing commissions	10,465	27,284	14,612
Recurring tenant improvements, leasing commissions and other capital expenditures	98,915	148,226	120,918
Non-recurring capital expenditures(1)	28,992	19,694	64,414
Total capital expenditures and leasing commissions	$127,907	$167,920	$185,332

	Year Ended December 31,
	2022	2021	2020
Amounts paid for development and redevelopment expenditures(2):
PENN 2	$266,676	$105,267	$76,883
The Farley Building	224,382	202,414	239,427
PENN 1	102,445	171,824	108,514
Hotel Pennsylvania site	77,965	54,280	7,606
PENN Districtwide improvements	11,096	14,116	17,066
PENN 11	10,430	418	32
Other	20,606	12,220	11,920
	$713,600	$560,539	$461,448
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
theMART
(Amounts in thousands)
	Year Ended December 31,
	2022	2021	2020
Amounts paid for capital expenditures:
Expenditures to maintain assets	$18,137	$7,199	$7,627
Tenant improvements	11,977	5,683	5,859
Leasing commissions	2,610	2,047	3,173
Recurring tenant improvements, leasing commissions and other capital expenditures	32,724	14,929	16,659
Non-recurring capital expenditures(1)	676	155	210
Total capital expenditures and leasing commissions	$33,400	$15,084	$16,869

	Year Ended December 31,
	2022	2021	2020
Amounts paid for development and redevelopment expenditures(2):
theMART 2.0	$10,130	$729	$—
Other	4,083	1,068	4,011
	$14,213	$1,797	$4,011
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
555 CALIFORNIA STREET
(Amounts in thousands)

	Year Ended December 31,
	2022	2021	2020
Amounts paid for capital expenditures:
Expenditures to maintain assets	$6,848	$6,514	$4,003
Tenant improvements	2,095	3,079	6,691
Leasing commissions	2,930	6,943	841
Recurring tenant improvements, leasing commissions and other capital expenditures	11,873	16,536	11,535
Non-recurring capital expenditures(1)	2,915	—	—
Total capital expenditures and leasing commissions	$14,788	$16,536	$11,535

	Year Ended December 31,
	2022	2021	2020
Amounts paid for development and redevelopment expenditures(2):
345 Montgomery Street	$—	$4,253	$16,661
________________________________
See notes below.

CAPITAL EXPENDITURES (unaudited)
OTHER
(Amounts in thousands)

	Year Ended December 31,
	2022	2021	2020
Amounts paid for development and redevelopment expenditures(2):
220 CPS	$10,186	$19,351	$119,763
Other	—	—	37
	$10,186	$19,351	$119,800
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
		As of December 31, 2022
Joint Venture Name	Asset Category	Percentage Ownership	Company's Carrying Amount		Company's Pro rata Share of Debt(1)		100% of Joint Venture Debt(1)	Maturity Date(2)	Spread over LIBOR/SOFR	Interest Rate(3)
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$2,272,320	(4)	$448,473	(5)	$921,000	Various	Various	Various

Alexander's	Office/Retail	32.4%	87,796		355,280		1,096,544	Various	Various	Various

Partially owned office buildings/land:
512 West 22nd Street	Office/Retail	55.0%	60,127		75,418		137,124	06/23	L+200	6.00%
280 Park Avenue	Office/Retail	50.0%	53,466		600,000		1,200,000	09/24	L+173	5.81%
West 57th Street properties	Office/Retail/Land	50.0%	52,462		—	(6)	—	—	—	—
825 Seventh Avenue	Office	50.0%	11,814		29,676		59,353	07/23	L+235	6.48%
61 Ninth Avenue	Office/Retail	45.1%	4,311		75,543		167,500	01/26	S+146	5.75%
650 Madison Avenue	Office/Retail	20.1%	—	(7)	161,024		800,000	12/29	N/A	3.49%

Other investments:
Independence Plaza	Residential/Retail	50.1%	50,100		338,175		675,000	07/25	N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	35,304		18,335		36,372	03/23	S+205	6.17%
Other	Various	Various	37,373		124,427		666,120	Various	Various	Various
			$2,665,073		$2,226,351		$5,759,013
Investments in partially owned entities included in other liabilities(8):
7 West 34th Street	Office/Retail	53.0%	$(65,522)		$159,000		$300,000	06/26	N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(16,006)		311,875		625,000	12/26	N/A	4.55%
			$(81,528)		$470,875		$925,000
________________________________
(1)Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street and the $500,000 mortgage loan on 640 Fifth Avenue, included in Fifth Avenue and Times Square JV.
(2)Assumes the exercise of as-of-right extension options.
(3)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable.
(4)In 2022, we recognized a non-cash impairment loss of $489,859, before noncontrolling interests of $6,822, resulting from a decline in the value of our investment that we deemed other-than-temporary.
(5)On December 21, 2022, the 697-703 Fifth Avenue $450,000 non-recourse mortgage loan matured and was not repaid, at which time the lenders declared an event of default. During December 2022, $29,000 of property-level funds were applied by the lenders against the principal balance resulting in a $421,000 loan balance as of December 31, 2022. The Fifth Avenue and Times Square JV is in negotiations with the lenders regarding a restructuring but there can be no assurance as to the timing and ultimate resolution of these negotiations.
(6)On October 31, 2022, the joint venture repaid the $20,000 mortgage loan ($10,000 at our share).
(7)In 2022, we recognized a $93,353 impairment loss on our investment which reduced our investment to zero.
(8)Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at December 31, 2022	Our Share of Net (Loss) Income for the Three Months Ended December 31,				Our Share of NOI (non-GAAP) for the Three Months Ended December 31,
		2022		2021		2022	2021
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Non-cash impairment loss	51.5%	$(489,859)		$—		$—	$—
Equity in net income		13,333		14,830		35,624	35,831
Return on preferred equity, net of our share of the expense		9,431		9,431		—	—
		(467,095)		24,261		35,624	35,831
650 Madison Avenue	20.1%	(94,820)	(1)	1,073		1,891	4,749
Alexander's	32.4%	4,204		16,928	(2)	9,489	8,751
280 Park Avenue	50.0%	(3,651)	(3)	1,603		10,052	9,804
85 Tenth Avenue	49.9%	(2,713)		(3,032)		2,542	2,229
7 West 34th Street	53.0%	1,155		1,213		3,684	3,741
Independence Plaza	50.1%	(1,137)		(1,083)		4,551	4,607
512 West 22nd Street	55.0%	(409)		(1,465)		1,519	759
61 Ninth Avenue	45.1%	205		728		1,952	1,876
West 57th Street properties	50.0%	(176)		(265)		113	7
Other, net	Various	1,023		2,338		3,247	3,975
		(563,414)		42,299		74,664	76,329
Other:
Alexander's corporate fee income	32.4%	1,182		1,807		660	1,030
Rosslyn Plaza	43.7% to 50.4%	278		356		1,086	1,016
Other, net	Various	16,828	(4)	(713)		811	848
		18,288		1,450		2,557	2,894

Total		$(545,126)		$43,749		$77,221	$79,223
______________________________
(1)2022 includes a $93,353 impairment loss.
(2)2021 includes our $11,620 share of net gain on the sale of the Paramus, New Jersey property to IKEA.
(3)Decrease primarily due to an increase in variable rate interest expense. In September 2022, the joint venture entered into an interest rate cap arrangement capping LIBOR at 4.08% (5.81% as of December 31, 2022).
(4)2022 includes $17,185 of net gains from dispositions of two investments.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at December 31, 2022	Our Share of Net (Loss) Income for the Year Ended December 31,				Our Share of NOI (non-GAAP) for the Year Ended December 31,
		2022		2021		2022	2021
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Non-cash impairment loss	51.5%	$(489,859)		$—		$—	$—
Equity in net income		55,248		47,144		139,308	131,363
Return on preferred equity, net of our share of the expense		37,416		37,416		—	—
		(397,195)		84,560		139,308	131,363
650 Madison Avenue	20.1%	(97,698)	(1)	(1,014)		8,821	12,837
Alexander's	32.4%	18,439		34,692	(2)	37,469	37,318
85 Tenth Avenue	49.9%	(10,641)		(11,501)		10,441	9,333
Independence Plaza	50.1%	(4,677)		(6,212)		17,972	16,876
7 West 34th Street	53.0%	4,495		4,590		14,681	14,681
280 Park Avenue	50.0%	(3,402)	(3)	5,454		39,965	38,806
61 Ninth Avenue	45.1%	1,367		3,073		6,993	7,272
West 57th Street properties	50.0%	(886)		(887)		350	233
512 West 22nd Street	55.0%	(505)		(2,056)		5,604	5,361
One Park Avenue(4)	100.0%	—		11,518		—	17,348
Other, net	Various	4,526		3,184		12,176	9,293
		(486,177)		125,401		293,780	300,721
Other:
Alexander's corporate fee income	32.4%	4,534		5,429		2,442	2,819
Rosslyn Plaza	43.7% to 50.4%	1,554		1,407		4,477	4,094
Other, net	Various	18,738	(5)	(1,720)		5,294	3,224
		24,826		5,116		12,213	10,137

Total		$(461,351)		$130,517		$305,993	$310,858
____________________________
(1)2022 includes a $93,353 impairment loss.
(2)2021 includes our $11,620 share of net gain on the sale of the Paramus, New Jersey property to IKEA, and our $2,956 of net gain on the sale of a parcel of land in the Bronx, New York.
(3)Decrease primarily due to an increase in variable rate interest expense. In September 2022, the joint venture entered into an interest rate cap arrangement capping LIBOR at 4.08% (5.81% as of December 31, 2022).
(4)On August 5, 2021, we increased our ownership interest in One Park Avenue to 100.0% by acquiring our joint venture partner's 45.0% ownership interest in the property. Accordingly, we consolidated the accounts of the property from the date of acquisition.
(5)2022 includes $17,185 of net gains from dispositions of two investments.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
			As of
			December 31, 2022
Debt (contractual balances):
Consolidated debt(1):
Mortgages payable			$5,877,615
Senior unsecured notes			1,200,000
$800 Million unsecured term loan			800,000
$2.5 Billion unsecured revolving credit facilities			575,000
			8,452,615
Pro rata share of debt of non-consolidated entities			2,697,226
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(682,059)
			10,467,782	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
3.25% preferred units (D-17) (141,400 units @ $25.00 per unit)			3,535
5.40% Series L preferred shares	12,000	$25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
4.45% Series O preferred shares	12,000	25.00	300,000
			1,223,035	(B)

	Converted Shares	December 31, 2022 Common Share Price
Equity:
Common shares	191,867	$20.81	3,992,752
Class A units	13,431	20.81	279,499
Convertible share equivalents:
Equity awards - unit equivalents	986	20.81	20,519
Series D-13 preferred units	2,243	20.81	46,677
Series G-1 through G-4 preferred units	126	20.81	2,622
Series A preferred shares	25	20.81	520
			4,342,589	(C)
Total Market Capitalization (A+B+C)			$16,033,406
________________________________
(1)See reconciliation on page xiv in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of December 31, 2022.

COMMON SHARES DATA (NYSE: VNO) (unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	2022
	Fourth Quarter		Third Quarter	Second Quarter	First Quarter
High price	$26.28		$30.90	$45.84	$47.26
Low price	$20.03		$22.83	$27.64	$38.00
Closing price - end of quarter	$20.81		$23.16	$28.59	$45.32

Annualized quarterly dividend per share	$2.12	(1)	$2.12	$2.12	$2.12

Annualized dividend yield - on closing price	10.2%		9.2%	7.4%	4.7%

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	208,678		208,220	207,814	207,127

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$4.3 Billion		$4.8 Billion	$5.9 Billion	$9.4 Billion
____________________________
(1)On January 18, 2023, Vornado’s Board of Trustees declared a reduced quarterly dividend of $0.375 per share.

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of December 31, 2022
	Total		Variable			Fixed
(Contractual debt balances)	Amount	Weighted Average Interest Rate	Amount		Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$8,452,615	4.16%	$2,307,615	(2)	5.67%	$6,145,000	3.59%
Pro rata share of debt of non-consolidated entities	2,697,226	4.87%	1,249,769		6.19%	1,447,457	3.72%
Total	11,149,841	4.33%	3,557,384		5.85%	7,592,457	3.61%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(682,059)		(682,059)			—
Company's pro rata share of total debt	$10,467,782	4.23%	$2,875,325	(2)	5.87%	$7,592,457	3.61%

Debt Covenant Ratios:(3)	Senior Unsecured Notes due 2025, 2026 and 2031		Unsecured Revolving Credit Facilities and Unsecured Term Loan

	Required	Actual	Required	Actual
Total outstanding debt/total assets(4)	Less than 65%	48%	Less than 60%	35%
Secured debt/total assets	Less than 50%	32%	Less than 50%	25%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.29		N/A
Fixed charge coverage		N/A	Greater than 1.40	2.19
Unencumbered assets/unsecured debt	Greater than 150%	342%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	Less than 60%	20%
Unencumbered coverage ratio		N/A	Greater than 1.50	6.73

Consolidated Unencumbered EBITDA (non-GAAP):
Q4 2022 Annualized
New York	$251,072
Other	106,772
Total	$357,844
________________________________
(1)See reconciliation on page xiv in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of December 31, 2022.
(2)Includes our $105,000 participation in the 150 West 34th Street mortgage loan. On January 9, 2023, our $105,000 participation in the $205,000 mortgage loan on 150 West 34th Street was repaid.
(3)Our debt covenant ratios and consolidated unencumbered EBITDA are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios and amounts of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(4)Total assets include EBITDA capped at 7.0% under the senior unsecured notes due 2025, 2026 and 2031 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

HEDGING INSTRUMENTS AS OF DECEMBER 31, 2022 (unaudited)
(Amounts in thousands)
	Debt Information			Swap / Cap Information
	Balance at Share	Variable Rate Spread	Maturity Date(1)	Notional Amount at Share		All-In Swapped Rate	Swap Expiration Date
Interest Rate Swaps:
Consolidated:
555 California Street mortgage loan	$840,000	L+193	05/28	$840,000		2.26%	05/24
770 Broadway mortgage loan	700,000	S+225	07/27	700,000		4.98%	07/27
PENN 11 mortgage loan	500,000	S+206	10/25	500,000		2.22%	03/24
Unsecured revolving credit facility	575,000	S+115	12/27	575,000		3.88%	08/27
Unsecured term loan	800,000	S+130	12/27	800,000	(2)	4.05%	10/23
100 West 33rd Street mortgage loan	480,000	S+165	06/27	480,000		5.06%	06/27
888 Seventh Avenue mortgage loan	277,800	S+180	12/25	200,000		4.76%	09/27
4 Union Square South mortgage loan	120,000	S+150	08/25	100,000		3.74%	01/25
Unconsolidated:
640 Fifth Avenue mortgage loan	259,925	L+101	05/24	259,925		3.07%	05/23
731 Lexington Avenue - retail condominium mortgage loan	97,200	S+151	08/25	97,200		1.76%	05/25
50-70 West 93rd Street mortgage loan	41,667	L+153	12/24	41,168		3.14%	06/24
	$4,691,592			4,593,293

Interest Rate Caps:						Index Strike Rate
Consolidated:
1290 Avenue of the Americas mortgage loan	$665,000	L+151	11/28	665,000		4.00%	11/23
One Park Avenue mortgage loan	525,000	S+122	03/26	525,000	(3)	4.39%	03/23
150 West 34th Street mortgage loan	205,000	S+199	05/24	100,000	(4)	4.10%	06/24
606 Broadway mortgage loan	37,060	S+191	09/24	37,060		4.00%	09/24
Unconsolidated:
280 Park Avenue mortgage loan	600,000	L+173	09/24	600,000		4.08%	09/23
61 Ninth Avenue mortgage loan	75,543	S+146	01/26	75,543		4.39%	02/24
512 West 22nd Street mortgage loan	75,418	L+200	06/23	75,418		4.00%	06/23
Rego Park II mortgage loan	65,624	S+145	12/25	65,624		4.15%	11/24
Fashion Centre Mall/Washington Tower mortgage loan	34,125	L+294	05/26	34,125		4.00%	05/24
	$2,282,770			2,177,770	(5)

Fixed rate debt per loan agreements and Vornado’s $105 million participation in 150 West 34th Street mortgage loan				3,104,164
Variable rate debt not subject to interest rate swaps or caps				592,555	(5)
Total debt at share				$10,467,782
____________________
(1)Assumes the exercise of as-of-right extension options.
(2)The unsecured term loan is subject to various interest rate swap arrangements during its term, See page 5 for details.
(3)In December 2022, we entered into a forward cap for the $525,000 One Park Avenue mortgage loan effective upon the March 2023 expiration of the existing cap. The forward cap has a SOFR strike rate of 3.89% and expires in March 2024.
(4)Excludes our $105,000 participation in the loan. On January 9, 2023, our $105,000 participation in the $205,000 mortgage loan on 150 West 34th Street was repaid. The remaining $100,000 balance will bear interest at a floating rate of S+1.86% subject to the interest rate cap arrangement disclosed above.
(5)Our exposure to LIBOR/SOFR index increases is partially mitigated by an increase in interest income on our cash, cash equivalents, restricted cash and investments in U.S. Treasury bills.

CONSOLIDATED DEBT MATURITIES AT 100% (CONTRACTUAL BALANCES) (unaudited)
(Amounts in thousands)
Property	Maturity Date (1)	Spread over LIBOR/SOFR	Interest Rate(2)	2023	2024		2025	2026	2027	Thereafter	Total
Secured Debt:
435 Seventh Avenue	02/24	L+130	5.47%	$—	$95,696		$—	$—	$—	$—	$95,696
150 West 34th Street	05/24	S+199	6.15%	—	205,000	(3)	—	—	—	—	205,000
606 Broadway (50.0% interest)	09/24	S+191	5.91%	—	74,119		—	—	—	—	74,119
4 Union Square South	08/25		4.05%	—	—		120,000	—	—	—	120,000
PENN 11	10/25		2.22%	—	—		500,000	—	—	—	500,000
888 Seventh Avenue	12/25		5.09%	21,600	21,600		234,600	—	—	—	277,800
One Park Avenue	03/26	S+122	5.56%	—	—		—	525,000	—	—	525,000
350 Park Avenue	01/27		3.92%	—	—		—	—	400,000	—	400,000
100 West 33rd Street	06/27		5.06%	—	—		—	—	480,000	—	480,000
770 Broadway	07/27		4.98%	—	—		—	—	700,000	—	700,000
555 California Street (70.0% interest)	05/28		3.36%	—	—		—	—	—	1,200,000	1,200,000
1290 Avenue of the Americas (70.0% interest)	11/28	L+151	5.51%	—	—		—	—	—	950,000	950,000
909 Third Avenue	04/31		3.23%	—	—		—	—	—	350,000	350,000
Total Secured Debt				21,600	396,415		854,600	525,000	1,580,000	2,500,000	5,877,615
Unsecured Debt:
Senior unsecured notes due 2025	01/25		3.50%	—	—		450,000	—	—	—	450,000
$1.25 Billion unsecured revolving credit facility	04/26	S+119	0.00%	—	—		—	—	—	—	—
Senior unsecured notes due 2026	06/26		2.15%	—	—		—	400,000	—	—	400,000
$1.25 Billion unsecured revolving credit facility	12/27		3.88%	—	—		—	—	575,000	—	575,000
$800 Million unsecured term loan	12/27		4.05%	—	—		—	—	800,000	—	800,000
Senior unsecured notes due 2031	06/31		3.40%	—	—		—	—	—	350,000	350,000
Total Unsecured Debt				—	—		450,000	400,000	1,375,000	350,000	2,575,000
Total Debt				$21,600	$396,415		$1,304,600	$925,000	$2,955,000	$2,850,000	$8,452,615
Weighted average rate				5.92%	5.93%		3.32%	4.08%	4.38%	4.07%	4.16%

Fixed rate debt(4)				$—	$—		$1,250,000	$400,000	$2,955,000	$1,540,000	$6,145,000
Fixed weighted average rate expiring				0.00%	0.00%		3.21%	2.15%	4.38%	2.74%	3.59%
Floating rate debt				$21,600	$396,415		$54,600	$525,000	$—	$1,310,000	$2,307,615
Floating weighted average rate expiring				5.92%	5.93%		5.81%	5.56%	0.00%	5.63%	5.67%
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable. See the previous page for information on interest rate swap and interest rate cap arrangements entered into as of December 31, 2022.
(3)We hold a $105,000 participation in the mortgage loan which is included in “other assets” on our consolidated balance sheets. On January 9, 2023, our $105,000 participation in the $205,000 mortgage loan on 150 West 34th Street was repaid. The remaining $100,000 balance will bear interest at a floating rate of S+1.86% subject to the interest rate cap arrangement disclosed on the previous page.
(4)Debt classified as fixed rate includes the effect of interest rate swap arrangements which may expire prior to debt maturity. See the previous page for information on interest rate swap arrangements entered into as of December 31, 2022.

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Escalated Rents At Share(1)	% of Total Annualized Escalated Rents At Share
Meta Platforms, Inc.	1,451,153	$158,889	8.8%
IPG and affiliates	967,552	67,279	3.6%
New York University	685,290	45,013	2.5%
Google/Motorola Mobility (guaranteed by Google)	759,446	41,220	2.2%
Bloomberg L.P.	306,768	40,252	2.2%
Equitable Financial Life Insurance Company	336,644	35,453	2.0%
Yahoo Inc.	313,726	32,202	1.8%
Amazon (including its Whole Foods subsidiary)	312,694	30,115	1.7%
Neuberger Berman Group LLC	306,612	27,283	1.5%
Madison Square Garden & Affiliates	412,551	27,143	1.5%
Swatch Group USA	14,949	26,173	1.4%
AMC Networks, Inc.	326,717	25,391	1.4%
Bank of America	247,459	24,500	1.4%
Apple Inc.	412,434	24,072	1.3%
LVMH Brands	65,060	23,132	1.3%
Citadel	209,263	21,544	1.2%
Victoria's Secret	33,156	19,501	1.1%
PwC	241,196	19,148	1.1%
Macy's	242,837	17,886	1.0%
Fast Retailing (Uniqlo)	47,167	13,636	0.8%
Cushman & Wakefield	127,485	13,059	0.7%
The City of New York	232,010	11,837	0.7%
Foot Locker	149,987	11,456	0.6%
AbbVie Inc.	168,673	11,152	0.6%
Axon Capital	93,127	10,720	0.6%
Kirkland & Ellis LLP	106,751	10,719	0.6%
Manufacturers & Traders Trust	102,622	10,421	0.6%
Alston & Bird LLP	126,872	10,161	0.6%
Burlington Coat Factory	108,844	10,038	0.5%
WSP USA	172,666	9,882	0.5%
			45.8%
________________________________
(1)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	19,902	17,206	1,178	15,845	—	183	—
Retail	2,556	2,118	267	—	1,851	—	—
Residential - 1,664 units	1,499	766	—	—	—	—	766
Alexander's (32.4% interest), including 312 residential units	2,454	795	69	305	339	—	82
	26,411	20,885	1,514	16,150	2,190	183	848

Other:
theMART	3,899	3,890	264	2,042	103	1,266	215
555 California Street (70% interest)	1,819	1,273	—	1,240	33	—	—
Other	2,845	1,346	149	212	874	—	111
	8,563	6,509	413	3,494	1,010	1,266	326

Total square feet at December 31, 2022	34,974	27,394	1,927	19,644	3,200	1,449	1,174

Total square feet at September 30, 2022	35,256	27,675	1,931	19,893	3,216	1,448	1,187

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,635	9	4,804
theMART	558	4	1,643
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at December 31, 2022	2,772	18	7,994

OCCUPANCY (unaudited)

	New York	theMART	555 California Street
Occupancy rate at:
December 31, 2022	90.4%	81.6%	94.7%
September 30, 2022	90.3%	87.3%	94.7%
December 31, 2021	91.3%	88.9%	93.8%	(1)
September 30, 2021	90.4%	89.6%	98.1%
________________________________
(1)Decrease in occupancy due to 345 Montgomery Street (78,000 square feet) being placed into service during the fourth quarter of 2021.

RESIDENTIAL STATISTICS (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
December 31, 2022	1,976	941	96.7%	$3,882
September 30, 2022	1,983	948	96.8%	$3,877
December 31, 2021	1,986	951	97.0%	$3,776
September 30, 2021	1,986	951	96.4%	$3,756

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share		Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
The Farley Building (95% interest)	$4,750		None	2116	None
PENN 1:
Land	2,500		2073	2098	One 25-year renewal option at fair market value ("FMV"). FMV rent resets occur in 2023 and 2048. The FMV rent reset in 2023 has not yet been determined.
Long Island Railroad Concourse Retail	—	(1)	2048	2098	Two 25-year renewal options. Rent increases at a rate based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. The next rent increase occurs in 2028 and every ten years thereafter.
260 Eleventh Avenue	4,383		None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350		2028	2067	Two 20-year renewal options at FMV.
Piers 92 & 94	1,000		2060	2110	None
330 West 34th Street - 65.2% ground leased	10,265	(2)	2051	2149	Two 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600		2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666		None	2118	Rent resets every ten years to FMV.
Other:
Wayne Town Center	5,374		2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	650		None	2042	Fixed rent increases to $750 per annum in 2032.
Unconsolidated:
61 Ninth Avenue (45.1% interest)	3,635		None	2115	Rent increases in April 2023 and every three years thereafter based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259		2027	2037	One 10-year renewal option at 90% of FMV.
________________________________
(1)In December 2020, we entered into an agreement with the Metropolitan Transportation Authority (the “MTA”) to oversee the redevelopment of the Long Island Rail Road Concourse at Penn Station (the "Concourse"). In connection with the redevelopment, we entered into an agreement with the MTA which will result in the widening of the Concourse to relieve overcrowding and our trading of 15,000 square feet of back of house space for 22,000 square feet of retail frontage space.
(2)Represents the arbitration panel’s rent reset determination. We filed a petition in New York Supreme Court to vacate or modify the arbitration determination and our petition was denied. We are appealing the court’s decision.

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)		Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
PENN District:
PENN 1
(ground leased through 2098)**										Cisco, Hartford Fire Insurance, Empire Healthchoice Assurance, Inc.,
-Office	100.0%	80.7%	$73.16		2,230,000	2,230,000	—			United Healthcare Services, Inc., Siemens Mobility, WSP USA, Gusto Inc.
-Retail	100.0%	100.0%	168.68		316,000	77,000	239,000			Bank of America, Starbucks, Blue Bottle Coffee Inc., Shake Shack*
	100.0%	81.3%	76.75	$153,400	2,546,000	2,307,000	239,000	$—

PENN 2
-Office	100.0%	100.0%	61.54		1,577,000	399,000	1,178,000			Madison Square Garden, EMC
-Retail	100.0%	100.0%	375.33		43,000	15,000	28,000			Chase Manhattan Bank
	100.0%	100.0%	72.78	30,500	1,620,000	414,000	1,206,000	575,000	(4)

The Farley Building (ground and building leased through 2116)**
-Office	95.0%	100.0%	110.40		730,000	730,000	—			Meta Platforms, Inc.
-Retail	95.0%	24.3%	396.85		116,000	116,000	—			Duane Reade, Magnolia Bakery, Starbucks, Birch Coffee, H&H Bagels
	95.0%	89.8%	120.88	91,700	846,000	846,000	—	—

PENN 11
-Office	100.0%	100.0%	71.22		1,114,000	1,114,000	—			Apple Inc., Madison Square Garden, AMC Networks, Inc., Macy's
-Retail	100.0%	80.1%	143.75		39,000	39,000	—			PNC Bank National Association, Starbucks
	100.0%	99.3%	73.26	78,200	1,153,000	1,153,000	—	500,000

100 West 33rd Street
-Office	100.0%	91.5%	71.38		859,000	859,000	—			IPG and affiliates
-Retail	100.0%	16.8%	55.54		255,000	255,000	—			Aeropostale, Candytopia
	100.0%	75.1%	70.60	57,600	1,114,000	1,114,000	—	480,000

330 West 34th Street
(65.2% ground leased through 2149)**										Structure Tone,
-Office	100.0%	75.4%	74.55		702,000	702,000	—			Deutsch, Inc., Web.com, Footlocker, HomeAdvisor, Inc.
-Retail	100.0%	91.1%	127.42		22,000	22,000	—			Starbucks
	100.0%	75.7%	76.00	40,300	724,000	724,000	—	100,000	(5)

435 Seventh Avenue
-Retail	100.0%	100.0%	35.22	1,500	43,000	43,000	—	95,696		Forever 21

7 West 34th Street
-Office	53.0%	100.0%	80.16		458,000	458,000	—			Amazon
-Retail	53.0%	100.0%	348.19		19,000	19,000	—			Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	100.0%	91.09	42,500	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	248.87	600	9,000	9,000	—	—		Essen*

138-142 West 32nd Street
-Retail	100.0%	100.0%	126.02	500	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	112.53	8,800	78,000	78,000	—	205,000	(6)	Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property						Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
PENN District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$101.45		$300	3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	60.19		1,400	23,000	23,000	—	—

Other (3 buildings)
-Retail	100.0%	100.0%	185.87		2,400	16,000	16,000	—	—

Total PENN District					509,700	8,660,000	7,215,000	1,445,000	2,255,696

Midtown East:
909 Third Avenue
(ground leased through 2063)**										IPG and affiliates, AbbVie Inc., United States Post Office,
-Office	100.0%	93.1%	65.40	(7)	58,700	1,350,000	1,350,000	—	350,000	Geller & Company, Morrison Cohen LLP, Sard Verbinnen

150 East 58th Street(8)
-Office	100.0%	88.0%	79.65			541,000	541,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	100.0%	96.27			3,000	3,000	—
	100.0%	88.1%	79.74		37,600	544,000	544,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	193.32		4,200	22,000	22,000	—	—	Orangetheory Fitness, Casper, Santander Bank, Blu Dot*

966 Third Avenue
-Retail	100.0%	100.0%	103.17		700	7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	181.59		1,200	7,000	7,000	—	—	Wells Fargo

Total Midtown East					102,400	1,930,000	1,930,000	—	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**										Axon Capital LP, Lone Star US Acquisitions LLC, Top-New York, Inc.,
-Office	100.0%	89.1%	97.17			872,000	872,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	285.48			15,000	15,000	—		Redeye Grill L.P.
	100.0%	89.2%	99.05		77,300	887,000	887,000	—	277,800

57th Street - 2 buildings
-Office	50.0%	85.4%	60.91			81,000	81,000	—
-Retail	50.0%	42.5%	118.14			22,000	22,000	—
	50.0%	78.3%	66.08		5,000	103,000	103,000	—	—

825 Seventh Avenue
-Office	50.0%	79.6%	59.02			169,000	169,000	—	59,353	Young Adult Institute Inc., New Alternatives for Children, Inc.*
-Retail	100.0%	48.6%	72.57			4,000	4,000	—	—
		78.9%	59.22		7,900	173,000	173,000	—	59,353

Total Midtown West					90,200	1,163,000	1,163,000	—	337,153

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue									Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	98.7%	$109.83		1,236,000	1,236,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	93.8%	62.29		28,000	28,000	—		Starbucks, Fasano Restaurant
	50.0%	98.6%	108.83	$134,900	1,264,000	1,264,000	—	$1,200,000

350 Park Avenue									Citadel, Marshall Wace North America,
-Office	100.0%	78.6%	106.39		567,000	567,000	—		M&T Bank, Square Mile Capital Management
-Retail	100.0%	91.5%	266.65		18,000	18,000	—		Fidelity Investments, AT&T Wireless, Valley National Bank
	100.0%	79.0%	112.04	50,000	585,000	585,000	—	400,000

Total Park Avenue				184,900	1,849,000	1,849,000	—	1,600,000
Grand Central:
90 Park Avenue									Alston & Bird, Capital One, PwC, MassMutual,
-Office	100.0%	99.1%	81.67		938,000	938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	168.08		18,000	18,000	—		Citibank, Starbucks
	100.0%	98.7%	82.83	75,500	956,000	956,000	—	—

510 Fifth Avenue
-Retail	100.0%	25.2%	387.00	5,900	65,000	65,000	—	—	The North Face

Total Grand Central				81,400	1,021,000	1,021,000	—	—

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Abbott Capital Management,
-Office	52.0%	91.6%	104.45		246,000	246,000	—		Avolon Aerospace, Houlihan Lokey Advisors Parent, Inc.
-Retail	52.0%	100.0%	1,030.25		69,000	69,000	—		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	52.0%	92.9%	255.75	71,100	315,000	315,000	—	500,000

666 Fifth Avenue
-Retail	52.0%	100.0%	424.38	44,400	114,000(9)	114,000	—	—	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue									LVMH Moet Hennessy Louis Vuitton Inc.,
-Office	100.0%	80.3%	79.99		301,000	301,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	100.0%	734.66		30,000	30,000	—		Fendi, Berluti, Christofle Silver Inc.
	100.0%	81.5%	130.87	34,200	331,000	331,000	—	—

650 Madison Avenue									Sotheby's International Realty, Inc., BC Partners Inc.,
-Office	20.1%	85.8%	114.62		564,000	564,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	94.7%	1,042.82		37,000	37,000	—		Moncler USA Inc., Tod's, Celine, Balmain
	20.1%	86.1%	155.51	76,900	601,000	601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	87.19		81,000	81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	62.0%	1,190.80		17,000	17,000	—		MAC Cosmetics, Canada Goose
	52.0%	93.9%	205.27	18,500	98,000	98,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	285.76	16,900	57,000	57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	2,063.19	36,700	26,000	26,000	—	421,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				298,700	1,542,000	1,542,000	—	1,721,000

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	$107.51		1,077,000	1,077,000	—		Meta Platforms, Inc., Yahoo Inc.
-Retail	100.0%	92.0%	91.81		106,000	106,000	—		Bank of America N.A., Wegmans Food Markets
	100.0%	99.3%	106.30	$122,900	1,183,000	1,183,000	—	$700,000

One Park Avenue
									New York University, BMG Rights Management LLC,
-Office	100.0%	95.4%	66.76		867,000	867,000	—		Robert A.M. Stern Architect
-Retail	100.0%	90.1%	82.19		78,000	78,000	—		Bank of Baroda, Citibank, Equinox
	100.0%	95.0%	67.95	59,700	945,000	945,000	—	525,000

4 Union Square South
-Retail	100.0%	100.0%	125.63	25,600	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora

692 Broadway
-Retail	100.0%	64.4%	68.52	1,600	36,000	36,000	—	—	Equinox

Total Midtown South				209,800	2,368,000	2,368,000	—	1,345,000

Rockefeller Center:
1290 Avenue of the Americas									Equitable Financial Life Insurance Company, Hachette Book Group Inc.,
									Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
									Cushman & Wakefield, Columbia University, LinkLaters, Venable LLP,
-Office	70.0%	100.0%	92.35		2,043,000	2,043,000	—		Fubotv Inc
-Retail	70.0%	71.4%	314.81		77,000	77,000	—		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	99.2%	96.74	198,100	2,120,000	2,120,000	—	950,000

SoHo:
606 Broadway (19 East Houston Street)
-Office	50.0%	100.0%	128.90		30,000	30,000	—		WeWork
-Retail	50.0%	100.0%	685.13		6,000	6,000	—		HSBC, Harman International
	50.0%	100.0%	202.06	7,000	36,000	36,000	—	74,119

443 Broadway
-Retail	100.0%	100.0%	62.16	900	16,000	16,000	—	—	Blick Art Materials

304 Canal Street
-Retail	100.0%	100.0%	53.87		4,000	4,000	—		Stellar Works
-Residential (4 units)	100.0%	0.0%			9,000	9,000	—
	100.0%			200	13,000	13,000	—	—

334 Canal Street
-Retail	100.0%	0.0%	—		4,000	4,000	—
-Residential (4 units)	100.0%	0.0%			10,000	10,000	—
	100.0%				14,000	14,000	—	—

148 Spring Street
-Retail	100.0%	42.4%	353.62	1,000	8,000	8,000	—	—	Dr. Martens

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
SoHo (Continued):

150 Spring Street
-Retail	100.0%	74.2%	$108.13		6,000	6,000	—
-Residential (1 unit)	100.0%	100.0%			1,000	1,000	—
	100.0%			$400	7,000	7,000	—	—

Total SoHo				9,500	94,000	94,000	—	$74,119

Times Square:
1540 Broadway									Forever 21, Disney, Sunglass Hut,
-Retail	52.0%	79.9%	169.92	21,500	161,000	161,000	—	—	MAC Cosmetics, U.S. Polo

1535 Broadway
-Retail	52.0%	100.0%	1,175.03		45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	15.18		62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	100.0%	450.93	44,700	107,000	107,000	—	—

Total Times Square				66,200	268,000	268,000	—	—

Upper East Side:
1131 Third Avenue
-Retail	100.0%	100.0%	200.55	4,600	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

759-771 Madison Avenue (40 East 66th Street)
-Residential (4 units)	100.0%	100.0%			10,000	10,000
					10,000	10,000	—	—

Total Upper East Side				4,600	33,000	33,000	—	—

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	95.5%	48.70	9,700	209,000	209,000	—	—	The City of New York

85 Tenth Avenue									Google, Telehouse International Corp.,
-Office	49.9%	90.5%	95.33		595,000	595,000	—		L-3 Communications, Clear Secure, Inc.*
-Retail	49.9%	75.7%	71.13		43,000	43,000	—		La Brasseria
	49.9%	89.6%	94.07	53,300	638,000	638,000	—	625,000

537 West 26th Street
-Retail	100.0%	100.0%	161.89	2,800	17,000	17,000	—	—	The Chelsea Factory Inc.

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	132.71		171,000	171,000	—		Aetna Life Insurance Company, Apple Inc.
-Retail	45.1%	100.0%	361.17		23,000	23,000	—		Starbucks
	45.1%	100.0%	147.73	30,800	194,000	194,000	—	167,500

512 West 22nd Street									Warner Media, Next Jump, Pura Vida Investments,
-Office	55.0%	81.8%	120.01		165,000	165,000	—		Capricorn Investment Group
-Retail	55.0%	100.0%	101.62		8,000	8,000	—		Galeria Nara Roesler, Harper's Books
	55.0%	82.6%	118.98	17,000	173,000	173,000	—	137,124

Total Chelsea/Meatpacking District				113,600	1,231,000	1,231,000	—	929,624

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Upper West Side:
50-70 West 93rd Street
-Residential (324 units)	49.9%	97.4%	$—		283,000	283,000	—	$83,500

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	96.2%			1,186,000	1,186,000	—
-Retail	50.1%	55.0%	71.00		72,000	72,000	—		Duane Reade
	50.1%			$2,700	1,258,000	1,258,000	—	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	74.17	300	8,000	8,000	—	—	Sarabeth's

Total Tribeca				3,000	1,266,000	1,266,000	—	675,000
New Jersey:
Paramus
-Office	100.0%	84.6%	24.97	2,600	129,000	129,000	—	—	Vornado's Administrative Headquarters

Properties to be Developed:
Hotel Pennsylvania site
-Land	100.0%	—	—	—	—	—	—	—

57th Street
-Land	50.0%	—	—	—	—	—	—	—

Eighth Avenue and 34th Street
-Land	100.0%	—	—	—	—	—	—	—

New York Office:

Total		92.3%	$86.57	$1,438,500	19,902,000	18,724,000	1,178,000	$8,496,489

Vornado's Ownership Interest		91.9%	$83.98	$1,184,600	17,206,000	16,028,000	1,178,000	$6,029,798

New York Retail:

Total		76.5%	$259.52	$436,400	2,556,000	2,289,000	267,000	$1,066,103

Vornado's Ownership Interest		74.4%	$215.72	$289,500	2,118,000	1,851,000	267,000	$796,592

New York Residential:

Total		96.8%			1,499,000	1,499,000	—	$758,500

Vornado's Ownership Interest		96.7%			766,000	766,000	—	$379,841
`

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$132.11		939,000	939,000	—	$500,000	Bloomberg L.P.
-Retail	32.4%	90.3%	250.68		140,000	140,000	—	300,000	The Home Depot, Hutong, Capital One
	32.4%	98.9%	144.43	$152,000	1,079,000	1,079,000	—	800,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	50.12	13,100	338,000	260,000	78,000	—	Burlington, Bed Bath & Beyond, Marshalls, IKEA

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	87.3%	64.78	26,800	615,000	480,000	135,000	202,544	Costco, Kohl's, TJ Maxx

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	32.08	5,400	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	98.7%			255,000	255,000	—	94,000

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.2 acres)	32.4%	—		—	—	—	—	—

Total Alexander's	32.4%	96.4%	104.09	197,300	2,454,000	2,241,000	213,000	1,096,544

Total New York		91.2%	$101.85	$2,072,000	26,411,000	24,753,000	1,658,000	$11,417,636

Vornado's Ownership Interest		90.4%	$95.14	$1,579,000	20,885,000	19,371,000	1,514,000	$7,561,511
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents contractual debt obligations.
(4)Secured amount outstanding on revolving credit facilities.
(5)Amount represents debt on land which is owned 34.8% by Vornado.
(6)Includes our $105,000 participation in the 150 West 34th Street mortgage loan. On January 9, 2023, our $105,000 participation in the $205,000 mortgage loan on 150 West 34th Street was repaid.
(7)Excludes US Post Office lease for 492,000 square feet.
(8)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(9)75,000 square feet is leased from 666 Fifth Avenue Office Condominium.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
theMART:
theMART, Chicago									Motorola Mobility (guaranteed by Google),
									CCC Information Services,
									1871, ANGI Home Services, Inc, Yelp Inc., Paypal, Inc.,
									Allscripts Healthcare, Kellogg Company,
									Chicago School of Professional Psychology, ConAgra Foods Inc.,
									Innovation Development Institute, Inc., Avant LLC*,
-Office	100.0%	87.7%	$47.67		2,098,000	2,042,000	56,000		Allstate Insurance Company, Medline Industries, Inc
									Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	74.1%	59.56		1,481,000	1,481,000	—		Allsteel Inc.
-Retail	100.0%	67.7%	48.67		93,000	93,000	—
	100.0%	81.6%	52.07	$153,500	3,672,000	3,616,000	56,000	$—

Other (2 properties)	50.0%	93.9%	49.60	900	19,000	19,000	—	27,620
Total theMART, Chicago				154,400	3,691,000	3,635,000	56,000	27,620

Piers 92 and 94 (New York) (ground and building leased through 2110)**	100.0%	—	—	—	208,000	—	208,000	—

Property to be Developed:
527 West Kinzie, Chicago	100.0%	—	—	—	—	—	—	—

Total theMART		81.7%	$52.06	$154,400	3,899,000	3,635,000	264,000	$27,620

Vornado's Ownership Interest		81.6%	$52.07	$154,000	3,890,000	3,626,000	264,000	$13,810

555 California Street:
555 California Street	70.0%	99.0%	$93.84	137,300	1,506,000	1,506,000	—	$1,200,000	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
									Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
									McKinsey & Company Inc., UBS Financial Services,
									KKR Financial, Microsoft Corporation,
									Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	99.7%	86.22	19,900	235,000	235,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%	0.0%	—	—	78,000	78,000	—	—

Total 555 California Street		94.7%	$92.81	$157,200	1,819,000	1,819,000	—	$1,200,000

Vornado's Ownership Interest		94.7%	$92.81	$110,000	1,273,000	1,273,000	—	$840,000

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents the contractual debt obligations.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet				Encumbrances (non-GAAP) (in thousands)(4)	Major Tenants
Property					Total Property	In Service		Under Development or Not Available for Lease
						Owned by Company	Owned by Tenant(3)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	62.8%	$52.88		736,000	432,000	—	304,000		Corporate Executive Board, Nathan Associates, Inc.
-Residential - 2 buildings (197 units)	43.7%	92.4%			253,000	253,000	—	—
	45.6%			$13,800	989,000	685,000	—	304,000	$36,372

Fashion Centre Mall / Washington Tower
-Office	7.5%	75.0%	54.74		170,000	170,000	—	—	42,300	The Rand Corporation
-Retail	7.5%	95.3%	39.65		868,000	868,000	—	—	412,700	Macy's, Nordstrom
	7.5%	92.0%	42.12	52,700	1,038,000	1,038,000	—	—	455,000

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	31.49	15,300	690,000	238,000	443,000	9,000	—	JCPenney, Costco, Dick's Sporting Goods,
										Nordstrom Rack, UFC FIT

Atlantic City (11.3 acres ground leased through 2070 to VICI Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	—	—	—	—	—	—	VICI Properties (ground lessee)

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	8.99	1,200	128,000	128,000	—	—	—	The Home Depot

Total Other		89.3%	$37.70	$83,000	2,845,000	2,089,000	443,000	313,000	$491,372

Vornado's Ownership Interest		92.6%	$32.02	$26,900	1,346,000	754,000	443,000	149,000	$52,461
________________________________
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Owned by tenant on land leased from the company.
(4)Represents the contractual debt obligations.

INVESTOR INFORMATION

Corporate Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer

RESEARCH COVERAGE

Camille Bonnel	Caitlin Burrows/Julien Blouin	Ronald Kamdem
Bank of America/BofA Securities	Goldman Sachs	Morgan Stanley
416-369-2140	212-902-4736/212-357-7297	212-296-8319

John P. Kim	Dylan Burzinski	Alexander Goldfarb/Connor Mitchell
BMO Capital Markets	Green Street Advisors	Piper Sandler
212-885-4115	949-640-8780	212-466-7937/203-861-7615

Michael Griffin	Anthony Paolone/Ray Zhong	Nicholas Yulico
Citi	JP Morgan	Scotia Capital (USA) Inc
212-816-5871	212-622-6682/212-622-5411	212-225-6904

Derek Johnston	Mark Streeter/Ian Snyder	Michael Lewis/Joab Dempsey
Deutsche Bank	JP Morgan Fixed Income	Truist Securities
212-250-5683	212-834-5086/212-834-3798	212-319-5659/443-545-4245

Steve Sakwa	Vikram Malhotra
Evercore ISI	Mizuho Securities (USA) Inc.
212-446-9462	212-282-3827

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We consider NOI at share - cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We present these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of certain real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because they exclude the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. The Company also uses FFO attributable to common shareholders plus assumed conversions, as adjusted for certain items that impact the comparability of period-to-period FFO, as one of several criteria to determine performance-based compensation for senior management. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. NAREIT defines EBITDAre as GAAP net income or loss, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.
- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2022
	2022	2021		2022	2021
Net (loss) income attributable to common shareholders	$(493,280)	$11,269	$7,769	$(408,615)	$101,086
Per diluted share	$(2.57)	$0.06	$0.04	$(2.13)	$0.53

Certain expense (income) items that impact net (loss) income attributable to common shareholders:
Non-cash real estate impairment losses on wholly owned and partially owned assets	595,488	—	—	595,488	7,880
Net gains on disposition of wholly owned and partially owned assets	(47,769)	(11,620)	—	(62,685)	(15,315)
After-tax net gain on sale of 220 CPS condominium units and ancillary amenities	(29,773)	(13,584)	—	(35,858)	(44,607)
Hotel Pennsylvania loss (primarily accelerated building depreciation expense)	26,614	8,998	26,613	71,087	29,472
Deferred tax liability on our investment in The Farley Building (held through a taxable REIT subsidiary)	3,482	9,180	3,776	13,665	10,868
Refund of New York City transfer taxes related to the April 2019 transfer to Fifth Avenue and Times Square JV	—	—	—	(13,613)	—
Other	3,449	19,569	1,477	7,289	(2,436)
	551,491	12,543	31,866	575,373	(14,138)
Noncontrolling interests' share of above adjustments	(38,257)	(835)	(2,206)	(40,290)	1,205
Total of certain expense (income) items that impact net (loss) income attributable to common shareholders	$513,234	$11,708	$29,660	$535,083	$(12,933)

Net income attributable to common shareholders, as adjusted (non-GAAP)	$19,954	$22,977	$37,429	$126,468	$88,153
Per diluted share (non-GAAP)	$0.10	$0.12	$0.19	$0.66	$0.46
- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2022
	2022	2021		2022	2021
Reconciliation of net (loss) income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net (loss) income attributable to common shareholders	$(493,280)	$11,269	$7,769	$(408,615)	$101,086
Per diluted share	$(2.57)	$0.06	$0.04	$(2.13)	$0.53

FFO adjustments:
Depreciation and amortization of real property	$121,900	$117,497	$122,438	$456,920	$373,792
Real estate impairment losses	19,098	—	—	19,098	7,880
Net gain on sale of real estate	(30,397)	—	—	(58,751)	—
Proportionate share of adjustments to equity in net (loss) income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	32,243	34,418	32,584	130,647	139,247
Net (gain) loss on sale of real estate	—	(12,623)	6	(169)	(15,675)
Increase in fair value of marketable securities	—	(37)	—	—	(1,155)
Real estate impairment losses	576,390	—	—	576,390	—
	719,234	139,255	155,028	1,124,135	504,089
Noncontrolling interests' share of above adjustments	(49,894)	(9,517)	(10,731)	(77,912)	(34,144)
FFO adjustments, net	$669,340	$129,738	$144,297	$1,046,223	$469,945

FFO attributable to common shareholders (non-GAAP)	$176,060	$141,007	$152,066	$637,608	$571,031
Impact of assumed conversion of dilutive convertible securities	405	10	395	1,320	43
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	176,465	141,017	152,461	638,928	571,074
Add back of FFO allocated to noncontrolling interests of the Operating Partnership	13,107	10,054	11,308	47,421	40,188
FFO attributable to Class A unitholders (non-GAAP)	$189,572	$151,071	$163,769	$686,349	$611,262
FFO per diluted share (non-GAAP)	$0.91	$0.73	$0.79	$3.30	$2.97
- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2022
	2022	2021		2022	2021
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$176,465	$141,017	$152,461	$638,928	$571,074
Per diluted share (non-GAAP)	$0.91	$0.73	$0.79	$3.30	$2.97

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
After-tax net gain on sale of 220 CPS condominium units and ancillary amenities	$(29,773)	$(13,584)	$—	$(35,858)	$(44,607)
Net gains on disposition of wholly owned and partially owned assets	(17,372)	—	—	(17,372)	(643)
Deferred tax liability on our investment in The Farley Building (held through a taxable REIT subsidiary)	3,482	9,180	3,776	13,665	10,868
Other	3,449	20,595	1,477	7,289	12,026
	(40,214)	16,191	5,253	(32,276)	(22,356)
Noncontrolling interests' share of above adjustments	2,790	(1,078)	(364)	2,240	1,145
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	$(37,424)	$15,113	$4,889	$(30,036)	$(21,211)
Per diluted share (non-GAAP)	$(0.19)	$0.08	$0.02	$(0.15)	$(0.11)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$139,041	$156,130	$157,350	$608,892	$549,863
Per diluted share (non-GAAP)	$0.72	$0.81	$0.81	$3.15	$2.86

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended			For the Year Ended December 31,
		December 31,		September 30, 2022
		2022	2021		2022	2021
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$176,465	$141,017	$152,461	$638,928	$571,074

Adjustments to arrive at FAD (non-GAAP):
Certain items that impact FAD		(40,214)	13,614	5,253	(33,084)	(33,934)
Recurring tenant improvements, leasing commissions and other capital expenditures		(42,282)	(55,870)	(42,314)	(164,179)	(191,518)
Stock-based compensation expense		6,362	5,440	3,886	29,249	38,329
Amortization of debt issuance costs		7,358	7,539	5,546	25,117	27,161
Personal property depreciation		1,381	1,221	1,963	5,755	13,500
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		(2,156)	(252)	(1,419)	(10,980)	1,318
Noncontrolling interests in the Operating Partnership's share of above adjustments		4,657	1,560	1,812	10,032	8,991
FAD adjustments, net	(B)	(64,894)	(26,748)	(25,273)	(138,090)	(136,153)

FAD (non-GAAP)	(A+B)	$111,571	$114,269	$127,188	$500,838	$434,921

FAD payout ratio (1)		93.0%	89.8%	80.3%	81.9%	93.8%
________________________________
(1)FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash expenditures, the commencement of new leases and the seasonality of our operations.
- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2022
	2022	2021		2022	2021
Net (loss) income	$(525,002)	$31,963	$20,112	$(382,612)	$207,553
Depreciation and amortization expense	133,871	126,349	134,526	504,502	412,347
General and administrative expense	31,439	34,204	29,174	133,731	134,545
Impairment losses, transaction related costs and other	26,761	3,185	996	31,722	13,815
Loss (income) from partially owned entities	545,126	(43,749)	(24,341)	461,351	(130,517)
Loss (income) from real estate fund investments	1,880	(5,959)	111	(3,541)	(11,066)
Interest and other investment income, net	(10,587)	(918)	(5,228)	(19,869)	(4,612)
Interest and debt expense	88,242	78,192	76,774	279,765	231,096
Net gains on disposition of wholly owned and partially owned assets	(65,241)	(14,959)	—	(100,625)	(50,770)
Income tax expense (benefit)	6,974	10,055	3,711	21,660	(10,496)
NOI from partially owned entities	77,221	79,223	76,020	305,993	310,858
NOI attributable to noncontrolling interests in consolidated subsidiaries	(18,929)	(19,164)	(14,766)	(70,029)	(69,385)
NOI at share	291,755	278,422	297,089	1,162,048	1,033,368
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(2,156)	(252)	(1,419)	(10,980)	1,318
NOI at share - cash basis	$289,599	$278,170	$295,670	$1,151,068	$1,034,686
- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended December 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
New York	$366,699	$335,841	$(179,910)	$(158,092)	$186,789	$177,749	$3,047	$(3,322)	$189,836	$174,427
Other	80,241	85,239	(33,567)	(44,625)	46,674	40,614	2,913	439	49,587	41,053
Consolidated total	446,940	421,080	(213,477)	(202,717)	233,463	218,363	5,960	(2,883)	239,423	215,480
Noncontrolling interests' share in consolidated subsidiaries	(58,108)	(37,956)	39,179	18,792	(18,929)	(19,164)	(6,517)	2,816	(25,446)	(16,348)
Our share of partially owned entities	125,031	122,936	(47,810)	(43,713)	77,221	79,223	(1,599)	(185)	75,622	79,038
Vornado's share	$513,863	$506,060	$(222,108)	$(227,638)	$291,755	$278,422	$(2,156)	$(252)	$289,599	$278,170

	For the Three Months Ended September 30, 2022
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$360,033	$(182,131)	$177,902	$(5,001)	$172,901
Other	97,398	(39,465)	57,933	2,160	60,093
Consolidated total	457,431	(221,596)	235,835	(2,841)	232,994
Noncontrolling interests' share in consolidated subsidiaries	(55,024)	40,258	(14,766)	2,481	(12,285)
Our share of partially owned entities	122,357	(46,337)	76,020	(1,059)	74,961
Vornado's share	$524,764	$(227,675)	$297,089	$(1,419)	$295,670

	For the Year Ended December 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
New York	$1,449,442	$1,257,599	$(716,148)	$(626,386)	$733,294	$631,213	$(30,516)	$8,813	$702,778	$640,026
Other	350,553	331,611	(157,763)	(170,929)	192,790	160,682	7,491	(65)	200,281	160,617
Consolidated total	1,799,995	1,589,210	(873,911)	(797,315)	926,084	791,895	(23,025)	8,748	903,059	800,643
Noncontrolling interests' share in consolidated subsidiaries	(221,676)	(126,531)	151,647	57,146	(70,029)	(69,385)	18,278	2,387	(51,751)	(66,998)
Our share of partially owned entities	489,826	486,859	(183,833)	(176,001)	305,993	310,858	(6,233)	(9,817)	299,760	301,041
Vornado's share	$2,068,145	$1,949,538	$(906,097)	$(916,170)	$1,162,048	$1,033,368	$(10,980)	$1,318	$1,151,068	$1,034,686
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.
- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED DECEMBER 31, 2022 COMPARED TO DECEMBER 31, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the three months ended December 31, 2022	$291,755	$248,595	$21,276	$16,641	$5,243
Less NOI at share from:
Dispositions	(1,424)	(1,424)	—	—	—
Development properties	(4,335)	(4,335)	—	—	—
Other non-same store income, net	(8,791)	(3,346)	(202)	—	(5,243)
Same store NOI at share for the three months ended December 31, 2022	$277,205	$239,490	$21,074	$16,641	$—

NOI at share for the three months ended December 31, 2021	$278,422	$241,939	$15,959	$16,596	$3,928
Less NOI at share from:
Dispositions	(3,720)	(3,720)	—	—	—
Development properties	(7,248)	(7,248)	—	—	—
Other non-same store income, net	(6,782)	(2,854)	—	—	(3,928)
Same store NOI at share for the three months ended December 31, 2021	$260,672	$228,117	$15,959	$16,596	$—

Increase in same store NOI at share	$16,533	$11,373	$5,115	$45	$—

% increase in same store NOI at share	6.3%	5.0%	32.1%	0.3%	0.0%

- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED DECEMBER 31, 2022 COMPARED TO DECEMBER 31, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the three months ended December 31, 2022	$289,599	$243,712	$23,163	$17,672	$5,052
Less NOI at share - cash basis from:
Dispositions	(1,112)	(1,112)	—	—	—
Development properties	(3,461)	(3,461)	—	—	—
Other non-same store income, net	(8,734)	(3,480)	(202)	—	(5,052)
Same store NOI at share - cash basis for the three months ended December 31, 2022	$276,292	$235,659	$22,961	$17,672	$—

NOI at share - cash basis for the three months ended December 31, 2021	$278,170	$240,400	$18,413	$15,128	$4,229
Less NOI at share - cash basis from:
Dispositions	(3,813)	(3,813)	—	—	—
Development properties	(7,187)	(7,187)	—	—	—
Other non-same store income, net	(11,043)	(6,814)	—	—	(4,229)
Same store NOI at share - cash basis for the three months ended December 31, 2021	$256,127	$222,586	$18,413	$15,128	$—

Increase in same store NOI at share - cash basis	$20,165	$13,073	$4,548	$2,544	$—

% increase in same store NOI at share - cash basis	7.9%	5.9%	24.7%	16.8%	0.0%

- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE YEAR ENDED DECEMBER 31, 2022 COMPARED TO DECEMBER 31, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the year ended December 31, 2022	$1,162,048	$981,508	$96,906	$65,692	$17,942
Less NOI at share from:
Change in ownership interest in One Park Avenue	(13,370)	(13,370)	—	—	—
Dispositions	(9,494)	(9,494)	—	—	—
Development properties	(69,779)	(69,779)	—	—	—
Other non-same store income, net	(26,701)	(8,557)	(202)	—	(17,942)
Same store NOI at share for the year ended December 31, 2022	$1,042,704	$880,308	$96,704	$65,692	$—

NOI at share for the year ended December 31, 2021	$1,033,368	$892,954	$58,909	$64,826	$16,679
Less NOI at share from:
Dispositions	(13,512)	(13,512)	—	—	—
Development properties	(31,291)	(30,443)	—	(848)	—
Hotel Pennsylvania (permanently closed on April 5, 2021)	12,677	12,677	—	—	—
Other non-same store income, net	(27,774)	(11,095)	—	—	(16,679)
Same store NOI at share for the year ended December 31, 2021	$973,468	$850,581	$58,909	$63,978	$—

Increase in same store NOI at share	$69,236	$29,727	$37,795	$1,714	$—

% increase in same store NOI at share	7.1%	3.5%	64.2%	2.7%	0.0%

- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE YEAR ENDED DECEMBER 31, 2022 COMPARED TO DECEMBER 31, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the year ended December 31, 2022	$1,151,068	$962,999	$101,912	$67,813	$18,344
Less NOI at share - cash basis from:
Change in ownership interest in One Park Avenue	(10,111)	(10,111)	—	—	—
Dispositions	(8,719)	(8,719)	—	—	—
Development properties	(47,846)	(47,846)	—	—	—
Other non-same store income, net	(28,211)	(9,665)	(202)	—	(18,344)
Same store NOI at share - cash basis for the year ended December 31, 2022	$1,056,181	$886,658	$101,710	$67,813	$—

NOI at share - cash basis for the year ended December 31, 2021	$1,034,686	$891,766	$64,389	$60,680	$17,851
Less NOI at share - cash basis from:
Dispositions	(13,469)	(13,469)	—	—	—
Development properties	(32,453)	(31,605)	—	(848)	—
Hotel Pennsylvania (permanently closed on April 5, 2021)	12,723	12,723	—	—	—
Other non-same store income, net	(32,789)	(14,938)	—	—	(17,851)
Same store NOI at share - cash basis for the year ended December 31, 2021	$968,698	$844,477	$64,389	$59,832	$—

Increase in same store NOI at share - cash basis	$87,483	$42,181	$37,321	$7,981	$—

% increase in same store NOI at share - cash basis	9.0%	5.0%	58.0%	13.3%	0.0%

- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED DECEMBER 31, 2022 COMPARED TO SEPTEMBER 30, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the three months ended December 31, 2022	$291,755	$248,595	$21,276	$16,641	$5,243
Less NOI at share from:
Dispositions	(1,424)	(1,424)	—	—	—
Development properties	(18,351)	(18,351)	—	—	—
Other non-same store income, net	(6,796)	(1,351)	(202)	—	(5,243)
Same store NOI at share for the three months ended December 31, 2022	$265,184	$227,469	$21,074	$16,641	$—

NOI at share for the three months ended September 30, 2022	$297,089	$241,154	$35,769	$16,092	$4,074
Less NOI at share from:
Dispositions	(1,696)	(1,696)	—	—	—
Development properties	(22,914)	(22,914)	—	—	—
Other non-same store income, net	(5,250)	(1,176)	—	—	(4,074)
Same store NOI at share for the three months ended September 30, 2022	$267,229	$215,368	$35,769	$16,092	$—

(Decrease) increase in same store NOI at share	$(2,045)	$12,101	$(14,695)	$549	$—

% (decrease) increase in same store NOI at share	(0.8)%	5.6%	(41.1)%	3.4%	0.0%

- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED DECEMBER 31, 2022 COMPARED TO SEPTEMBER 30, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the three months ended December 31, 2022	$289,599	$243,712	$23,163	$17,672	$5,052
Less NOI at share - cash basis from:
Dispositions	(1,112)	(1,112)	—	—	—
Development properties	(11,325)	(11,325)	—	—	—
Other non-same store income, net	(6,774)	(1,520)	(202)	—	(5,052)
Same store NOI at share - cash basis for the three months ended December 31, 2022	$270,388	$229,755	$22,961	$17,672	$—

NOI at share - cash basis for the three months ended September 30, 2022	$295,670	$237,692	$36,772	$16,926	$4,280
Less NOI at share - cash basis from:
Dispositions	(1,379)	(1,379)	—	—	—
Development properties	(15,796)	(15,796)	—	—	—
Other non-same store income, net	(5,665)	(1,385)	—	—	(4,280)
Same store NOI at share - cash basis for the three months ended September 30, 2022	$272,830	$219,132	$36,772	$16,926	$—

(Decrease) increase in same store NOI at share - cash basis	$(2,442)	$10,623	$(13,811)	$746	$—

% (decrease) increase in same store NOI at share - cash basis	(0.9)%	4.8%	(37.6)%	4.4%	0.0%

- xiii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONSOLIDATED CONTRACTUAL DEBT (unaudited)
(Amounts in thousands)

	As of December 31, 2022
	Consolidated Debt, Net	Deferred Financing Costs, Net and Other	Consolidated Contractual Debt
Mortgages payable	$5,829,018	$48,597	$5,877,615
Senior unsecured notes	1,191,832	8,168	1,200,000
$800 Million unsecured term loan	793,193	6,807	800,000
$2.5 Billion unsecured revolving credit facilities	575,000	—	575,000
	$8,389,043	$63,572	$8,452,615
- xiv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME TO EBITDAre (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2022
	2022	2021		2022	2021
Reconciliation of net (loss) income to EBITDAre (non-GAAP):
Net (loss) income	$(525,002)	$31,963	$20,112	$(382,612)	$207,553
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	10,493	(3,691)	3,792	5,737	(24,014)
Net (loss) income attributable to the Operating Partnership	(514,509)	28,272	23,904	(376,875)	183,539
EBITDAre adjustments at share:
Depreciation and amortization expense	155,524	153,136	156,985	593,322	526,539
Interest and debt expense	111,848	88,647	98,358	362,321	297,116
Income tax expense (benefit)	7,913	10,744	4,151	23,404	(9,813)
Real estate impairment losses	595,488	—	—	595,488	7,880
Net gain on sale of real estate	(30,397)	(12,623)	6	(58,920)	(15,675)
EBITDAre at share	325,867	268,176	283,404	1,138,740	989,586
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	18,137	23,266	14,449	71,786	75,987
EBITDAre (non-GAAP)	$344,004	$291,442	$297,853	$1,210,526	$1,065,573
- xv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2022
	2022	2021		2022	2021
EBITDAre (non-GAAP)	$344,004	$291,442	$297,853	$1,210,526	$1,065,573

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(18,137)	(23,266)	(14,449)	(71,786)	(75,987)

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 CPS condominium units and ancillary amenities	(34,844)	(14,959)	—	(41,874)	(50,318)
Net gains on disposition of wholly owned and partially owned assets	(17,372)	—	—	(17,372)	(643)
Other	7,620	2,417	1,477	11,070	10,351
Total of certain (income) expense items that impact EBITDAre	(44,596)	(12,542)	1,477	(48,176)	(40,610)

EBITDAre, as adjusted (non-GAAP)	$281,271	$255,634	$284,881	$1,090,564	$948,976

- xvi -